                     [LOGO OF THE AMERICAN FUNDS GROUP(R)]

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                                The Growth Fund
                                 of America(R)

                                   Prospectus




                                JANUARY 1, 1997

THE GROWTH FUND OF AMERICA
One Market
Steuart Tower, Suite 1800
San Francisco, CA 94105

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TABLE OF CONTENTS

Expenses                                             3
Financial Highlights                                 4
Investment Policies and Risks                        5
Securities and Investment Techniques                 5
Multiple Portfolio Counselor System                  7
Investment Results                                   9
Dividends,.Distributions.and.Taxes                  10
Fund.Organization.and.Management                    11
Shareholder.Services                                14

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The fund's investment objective is growth of capital. The realization of current income will not be a consideration. The fund strives to accomplish this objective by investing primarily in common stocks.

This prospectus presents information you should know before investing in the fund. You should keep it on file for future reference.

YOU MAY LOSE MONEY BY INVESTING IN THE FUND. THE LIKELIHOOD OF LOSS IS GREATER IF YOU INVEST FOR A SHORTER PERIOD OF TIME. YOUR INVESTMENT IN THE FUND IS NOT A DEPOSIT OR OBLIGATION OF, OR INSURED OR GUARANTEED BY, ANY ENTITY OR PERSON INCLUDING THE U.S. GOVERNMENT AND THE FEDERAL DEPOSIT INSURANCE CORPORATION.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


06-010-0197

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                        THE GROWTH FUND OF AMERICA / PROSPECTUS
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EXPENSES
The effect of the expenses described below is reflected in the fund's share price or return.

You may pay certain shareholder transaction expenses when you buy or sell shares of the fund. Annual fund operating expenses are paid out of the fund's earned income.

SHAREHOLDER TRANSACTION EXPENSES

Maximum sales charge on purchases
(as a percentage of offering price)  5.75%
 ................................................................................

SALES CHARGES ARE REDUCED OR ELIMINATED FOR LARGER PURCHASES. There is no sales charge on reinvested dividends, and no deferred sales charge or redemption or exchange fees. A contingent deferred sales charge of 1% applies on certain redemptions made within 12 months following purchases without a sales charge.

FUND OPERATING EXPENSES
(as a percentage of average net assets for the fiscal period ended August 31,
1996)
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Management fees                0.37%
12b-1 expenses                 0.24%/1/
Other expenses                 0.13%
Total fund operating expenses  0.74%

/1/ 12b-1 expenses may not exceed 0.25% of the fund's average net assets annually. Due to these distribution expenses, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

EXAMPLES

Assuming a hypothetical annual return of 5% and shareholder transaction and operating expenses as described above, for every $1,000 you invested, you would pay the following total expenses over the following periods:
--------------------------------------------------------------------------------
One year      $ 65
Three years   $ 80
Five years    $ 96
Ten years     $144

THESE EXAMPLES ARE NOT MEANT TO REPRESENT YOUR ACTUAL INVESTMENT RESULTS OR EXPENSES, WHICH MAY VARY. YOUR EXPENSES WILL BE LESS IF YOU QUALIFY TO PURCHASE SHARES AT A REDUCED OR NO SALES CHARGE.

                                                                               3

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                    THE GROWTH FUND OF AMERICA / PROSPECTUS
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FINANCIAL HIGHLIGHTS

The following information has been audited by Deloitte & Touche LLP, independent auditors. This table should be read together with the financial statements which are included in the statement of additional information and annual report.

SELECTED PER-SHARE DATA*

                                                 YEARS ENDED AUGUST 31
                           ------------------------------------------------------------------------------
                           1996    1995    1994    1993    1992    1991    1990    1989     1988    1987
---------------------------------------------------------------------------------------------------------
Net asset value,
beginning of year        $16.55  $13.81  $13.58  $11.02  $11.21   $9.22  $11.53   $8.71   $10.61   $8.58
---------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income       .13     .13     .07     .07     .12     .21     .28     .27      .14     .14

Net realized and
unrealized gain (loss)
on investments             (.01)   3.21     .71    2.63     .40    2.43   (1.29)   3.00    (1.34)   2.43

Total income
from investment
operations                  .12    3.34     .78    2.70     .52    2.64   (1.01)   3.27    (1.20)   2.57
---------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from net
investment income          (.14)   (.08)   (.06)   (.09)   (.17)   (.24)   (.31)   (.15)    (.15)   (.14)

Distributions from net
realized gains            (1.14)   (.52)   (.49)   (.05)   (.54)   (.41)   (.99)   (.30)    (.55)   (.40)

Total distributions       (1.28)   (.60)   (.55)   (.14)   (.71)   (.65)  (1.30)   (.45)    (.70)   (.54)

Net asset value, end of
year                     $15.39  $16.55  $13.81  $13.58  $11.02  $11.21   $9.22  $11.53    $8.71  $10.61

Total return/1/            .90%  25.56%   5.98%  24.64%   4.91%  30.55%  (9.76%) 39.35%  (10.73%) 32.27%

RATIOS/SUPPLEMENTAL
DATA:
Net assets, end of year
(in millions)            $8,511  $7,525  $5,427  $5,018  $3,700  $2,903  $1,912  $1,686  $ 1,038  $1,237

Ratio of expenses to
average net assets         .74%    .75%    .78%    .77%    .79%    .83%    .79%    .78%     .71%    .66%

Ratio of net income to
average net assets         .82%    .90%    .49%    .56%   1.11%   2.13%   2.67%   2.82%    1.56%   1.50%

Average commissions
paid/2/                   5.62c   5.94c   6.05c   6.82c   6.94c   7.23c   7.13c   7.00c    6.64c   6.33c

Portfolio turnover rate  27.95%  26.90%  24.77%  25.23%  10.64%  18.92%  17.69%  30.28%   18.33%  19.61%


+ All per share data reflect the 100% stock dividend effected on December 13, 1996.

/1/ Excludes maximum sales charge of 5.75%.

/2/ Brokerage commissions paid on portfolio transactions increase the cost of securities purchased or reduce the proceeds of securities sold, and are not reflected in the fund's statement of operations. Shares traded on a principal basis, such as most over-the-counter and fixed-income transactions, are excluded.


4

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                        THE GROWTH FUND OF AMERICA / PROSPECTUS
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INVESTMENT POLICIES AND RISKS
The fund aims to provide you with growth of capital.

The fund's investment objective is growth of capital. The realization of current income will not be a consideration. The fund seeks to achieve its objective by investing in a diversified portfolio consisting primarily of common stocks. However, assets may also be held in securities convertible into common stocks, cash or cash equivalents, straight debt securities (including U.S. Government securities), or nonconvertible preferred stocks. The fund will maintain at least 65% of the value of its total assets in growth-type securities under normal market conditions.

The fund will attempt to take prompt advantage of market conditions and as a result may at times have a high rate of portfolio turnover relative to many other mutual funds. The fund may dispose of any security at any time, and it is the fund's intention to take either short- or long-term profits or losses consistent with its objective and sound investment practice, and when such action would not impair the fund's tax status. MORE INFORMATION ON THE FUND'S INVESTMENT POLICIES IS CONTAINED IN ITS STATEMENT OF ADDITIONAL INFORMATION.

The fund's investment restrictions (which are described in the statement of additional information as fundamental) and objective may not be changed without shareholder approval. All other investment practices may be changed by the fund's board of directors.

ACHIEVEMENT OF THE FUND'S INVESTMENT OBJECTIVE CANNOT, OF COURSE, BE ASSURED DUE TO THE RISK OF CAPITAL LOSS FROM FLUCTUATING PRICES INHERENT IN ANY INVESTMENT IN SECURITIES.

                                                                               5


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                    THE GROWTH FUND OF AMERICA / PROSPECTUS
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SECURITIES AND INVESTMENT TECHNIQUES

EQUITY SECURITIES

Equity securities represent an ownership position in a company. These securities may include common stocks, preferred stocks, and securities with equity conversion or purchase rights. The prices of equity securities fluctuate based on changes in the financial condition of their issuers and on overall market and economic conditions. The fund's results will be related to the overall market for these securities. The growth-oriented, equity-type securities generally purchased by the fund may involve greater risk than is customarily associated with investing in stocks of larger, more established companies and may be subject to greater price swings.

DEBT SECURITIES

Bonds and other debt securities are used by issuers to borrow money. The issuer pays the investor a fixed or variable rate of interest, and must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values.

The prices of debt securities fluctuate depending on such factors as interest rates, credit quality and maturity. In general their prices decline when interest rates rise and vice versa.

The fund may invest up to 10% of its total assets in debt securities rated Ba and BB or below by Moody's Investor Service, Inc. or Standard & Poor's Corporation or in unrated securities that are determined to be of equivalent quality. These securities are commonly known as "high-yield, high-risk" or "junk" bonds and are described by the ratings agencies as speculative. These securities are subject to greater risk of default and can significantly decline in price particularly in periods of general economic difficulty. It may be more difficult to dispose of, or to determine the value of, high-yield, high-risk bonds. The fund's high-yield, high-risk securities may be rated as low as C or D which are described by the ratings agencies as "in default" or "having extremely poor prospects of ever attaining any real investment standing."
See the statement of additional information for a complete description of the ratings.

Capital Research and Management Company attempts to reduce the risks described above through diversification of the portfolio and by credit analysis of each issuer as well as by monitoring broad economic trends and corporate and legislative developments.

6

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                        THE GROWTH FUND OF AMERICA / PROSPECTUS
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PRIVATE PLACEMENTS

Private placements may be either purchased from another institutional investor that originally acquired the securities in a private placement or directly from the issuers of the securities. Generally, securities acquired in private placements are subject to contractual restrictions on resale and may not be resold except pursuant to a registration statement under the Securities Act of 1933 or in reliance upon an exemption from the registration requirements under the Act, for example, private placements sold pursuant to Rule 144A. Accordingly, all private placements will be considered illiquid unless they have been specifically determined to be liquid taking into account factors such as the frequency and volume of trading and the commitment of dealers to make markets under procedures adopted by the fund's board of directors. Additionally, the liquidity of any particular security will depend on such factors as the availability of "qualified" institutional investors and the extent of investor interest in the security, which can change from time to time.

INVESTING IN VARIOUS COUNTRIES

The fund has the flexibility to invest up to 10% of its total assets outside the U.S. and which are not included in the Standard & Poor's 500 Composite Index (a broad measure of the U.S. stock market). Investing outside the U.S. involves special risks particularly in certain developing countries, caused by, among other things: fluctuating currency values; different accounting, auditing, and financial reporting regulations and practices in some countries; changing local and regional economic, political, and social conditions; greater market volatility; differing securities market structures; and various administrative difficulties such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. However, in the opinion of Capital Research and Management Company, investing outside the U.S. also can reduce certain portfolio risks due to greater diversification opportunities.

Additional costs could be incurred in connection with the fund's investment activities outside the U.S. Brokerage commissions may be higher outside the U.S., and the fund will bear certain expenses in connection with its currency transactions. Furthermore, increased custodian costs may be associated with the maintenance of assets in certain jurisdictions.

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MULTIPLE PORTFOLIO COUNSELOR SYSTEM

The basic investment philosophy of Capital Research and Management Company is to seek fundamental values at reasonable prices, using a system of multiple portfolio counselors in managing mutual fund assets. Under this

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7    THE GROWTH FUND OF AMERICA / PROSPECTUS
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
system the portfolio of the fund is divided into segments which are managed by individual counselors. Each counselor decides how their segment will be invested (within the limits provided by the fund's objective and policies and by Capital Research and Management Company's investment committee). In addition, Capital Research and Management Company's research professionals make investment decisions with respect to a portion of the fund's portfolio. The primary individual portfolio counselors for the fund are listed on the following page.

===============================================================================

                                                                     YEARS OF EXPERIENCE
                                                                             AS
                                                                         INVESTMENT
                                                                        PROFESSIONAL
                                                                        (APPROXIMATE)
                                                                   ......................
                                           YEARS OF EXPERIENCE      WITH CAPITAL
                                          AS PORTFOLIO COUNSELOR    RESEARCH AND
                                       (AND RESEARCH PROFESSIONAL,   MANAGEMENT
PORTFOLIO COUNSELORS                      IF APPLICABLE) FOR THE     COMPANY OR
FOR THE GROWTH FUND                    GROWTH FUND OF AMERICA, INC.     ITS       TOTAL
  OF AMERICA, INC.    PRIMARY TITLE(S)        (APPROXIMATE)          AFFILIATES   YEARS
-----------------------------------------------------------------------------------------
GORDON                Senior Vice      5 years (in                  25 years     25 years
CRAWFORD              President and    addition to 16
                      Director,        years as a
                      Capital          research
                      Research and     professional
                      Management       prior to
                      Company          becoming a
                                       portfolio
                                       counselor for
                                       the fund)
-----------------------------------------------------------------------------------------
JAMES E.              Senior Vice      11 years (in                 19 years     25 years
DRASDO                President        addition to 7
                      of the fund.     years as a
                      Senior Vice      research
                      President and    professional
                      Director,        prior to
                      Capital          becoming a
                      Research and     portfolio
                      Management       counselor for
                      Company          the fund)
-----------------------------------------------------------------------------------------
WILLIAM C.            Senior Partner,  23 years**                   37 years     43 years
NEWTON                The Capital
                      Group
                      Partners L.P.*
-----------------------------------------------------------------------------------------
DONALD D.             Vice President   3 years (in                  11 years     11 years
O'NEAL                of the fund.     addition to 8
                      Vice President,  years as a
                      Capital          research
                      Research and     professional
                      Managment        prior to
                      Company          becoming a
                                       portfolio
                                       counselor for
                                       the fund)
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JAMES F.              President of     8 years (in                  26 years     26 years
ROTHENBERG            the fund.        addition
                      President and    to 3 years as a
                      Director,        research
                      Capital          professional
                      Research and     prior to
                      Management       becoming a
                      Company          portfolio
                                       counselor for
                                       the fund)
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R. MICHAEL            Chairman,        11 years                     32 years     32 years
SHANAHAN              Capital
                      Research and
                      Management
                      Company

 *  Company affiliated with Capital Research and Management Company.
 ** Since Capital Research and Management Company took over management of the fund in 1973.

                                                                               8


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                        THE GROWTH FUND OF AMERICA / PROSPECTUS
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INVESTMENT RESULTS
The fund may from time to time compare investment results to various indices or other mutual funds. Fund results may be calculated on a total return, yield, and/or distribution rate basis. Results calculated without a sales charge will be higher.

- TOTAL RETURN is the change in value of an investment in the fund over a given period, assuming reinvestment of any dividends and capital gain distributions.

- YIELD is computed by dividing the net investment income per share earned by the fund over a given period of time by maximum offering price per share on the day of the period, according to a formula mandated by the Securities and Exchange Commission. A yield calculated using this formula may be different than the income actually paid to shareholders.

- DISTRIBUTION RATE reflects dividends that were paid by the fund. The distribution rate is calculated by dividing the dividends paid over the last 12 months by the sum of the month-end price and the capital gain distributions paid over the last 12 months.

                               INVESTMENT RESULTS
                     (FOR PERIODS ENDED SEPTEMBER 30, 1996)

              THE FUND    THE FUND AT
               AT NET       MAXIMUM
             ASSET VALUE  SALES CHARGE/1/      CPI/2/ S&P 500/3/
--------------------------------------------------------------------------------
AVERAGE ANNUAL
TOTAL RETURNS:
 ................................................................................
One year       6.41%       0.31%              3.00%    20.32%
 ................................................................................
Five years    13.28%      11.95%              2.84%    15.21%
 ................................................................................
Ten years     14.44%      13.76%              3.66%    14.96%
 ................................................................................
Lifetime/4/   16.34%      16.04%              5.56%    13.46%

/1/ These fund results were calculated according to a standard formula that is required for all stock and bond funds. The maximum sales charge has been deducted.
/2/ Consumer Price Index is computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.
/3/ The Standard & Poor's 500 Index represents stocks. This index is unmanaged and does not reflect sales charges, commissions or expenses.
/4/ For the period beginning December 1, 1973 (when Capital Research and
    Management Company became the fund's investment adviser).

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                    THE GROWTH FUND OF AMERICA / PROSPECTUS
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                             [GRAPH APPEARS HERE]

Here are the fund's annual total returns calculated without a sales charge. This information is being supplied on a calendar year basis.


1986   16.16
1987    7.32
1988   18.46
1989   30.06
1990   -4.12
1991   35.79
1992    7.40
1993   14.50
1994     .02
1995   29.80

Past results are not an indication of future results.

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DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

Dividends are usually paid in December. Capital gains, if any, are also usually distributed in December. When a dividend or capital gain is distributed, the net asset value per share is reduced by the amount of the payment.

FEDERAL TAXES

In any fiscal year in which the fund qualifies as a regulated investment company and distributes to shareholders all of its net investment income and net capital gains, the fund itself is relieved of federal income tax.

Generally, all dividends and capital gains are taxable whether they are reinvested or received in cash -- unless you are exempt from taxation or entitled to tax deferral. Early each year, you will be notified as to the amount and federal tax status of all income distributions paid during the prior year. Such distributions may also be subject to state or local taxes. The tax treatment of redemptions from a retirement plan account may differ from redemptions from an ordinary shareholder account.

10

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                        THE GROWTH FUND OF AMERICA / PROSPECTUS
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YOU MUST PROVIDE THE FUND WITH A CERTIFIED CORRECT TAXPAYER IDENTIFICATION
NUMBER (GENERALLY YOUR SOCIAL SECURITY NUMBER) AND CERTIFY THAT YOU ARE NOT SUBJECT TO BACKUP WITHHOLDING. IF YOU FAIL TO DO SO THE IRS CAN REQUIRE THE FUND TO WITHHOLD 31% OF YOUR TAXABLE DISTRIBUTIONS AND REDEMPTIONS. Federal law also requires the fund to withhold 30% or the applicable tax treaty rate from dividends paid to certain nonresident alien, non-U.S. partnership and non-U.S. corporation shareholder accounts.

This is a brief summary of some of the tax laws that affect your investment in the fund. Please see the statement of additional information and your tax adviser for further information.
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FUND ORGANIZATION AND MANAGEMENT

FUND ORGANIZATION AND VOTING RIGHTS

The fund, an open-end, diversified management investment company, was organized as a Delaware corporation in 1958 and reorganized as a Maryland corporation in 1983. All fund operations are supervised by the fund's board of directors who meet periodically and perform duties required by applicable state and federal laws. Members of the board who are not employed by Capital Research and Management Company or its affiliates are paid certain fees for services rendered to the fund as described in the statement of additional information. They may elect to defer all or a portion of these fees through a deferred compensation plan in effect for the fund. The fund does not hold annual meetings of shareholders. However, significant corporate matters which require shareholder approval, such as certain elections of board members or a change in a fundamental investment policy, will be presented to shareholders at a meeting called for such purpose. Shareholders have one vote per share owned. At the request of the holders of at least 10% of the shares, the fund will hold a meeting at which any member of the board could be removed by a majority vote.

THE INVESTMENT ADVISER

Capital Research and Management Company, a large and experienced investment management organization founded in 1931, is the investment adviser to the fund and other funds, including those in The American Funds Group. Capital Research and Management Company, a wholly owned subsidiary of The Capital Group Companies, Inc., is headquartered at 333 South Hope Street, Los Angeles, CA 90071. Capital Research and Management Company manages the investment portfolio and business affairs of the fund. The management fee paid by the fund to Capital Research and Management Company may not exceed 0.50% of the fund's average net assets annually and

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                    THE GROWTH FUND OF AMERICA / PROSPECTUS
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declines at certain asset levels. The total management fee paid by the fund, as a percentage of average net assets, for the previous fiscal year is listed above under "Expenses."

Capital Research and Management Company and its affiliated companies have adopted a personal investing policy that is consistent with the recommendations contained in the May 9, 1994 report issued by the Investment Company Institute's Advisory Group on Personal Investing. This policy has also been incorporated into the fund's "code of ethics."

PLAN OF DISTRIBUTION

The fund has a Plan of Distribution or "12b-1 Plan" under which it may finance activities primarily intended to sell shares, provided the categories of expenses are approved in advance by the board and the expenses paid under the plan were incurred within the preceding 12 months and accrued while the plan is in effect. The 12b-1 fee paid by the fund, as a percentage of average net assets, for the previous fiscal year is listed above under "Expenses."

PORTFOLIO TRANSACTIONS

Orders for the fund's portfolio securities transactions are placed by Capital Research and Management Company, which strives to obtain the best available prices, taking into account the costs and quality of executions. Fixed-income securities are generally traded on a "net" basis with a dealer acting as principal for its own account without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are usually purchased at a fixed price which includes an amount of compensation to the dealer, generally referred to as a concession or discount. On occasion, securities may be purchased directly from an issuer, in which case no commissions or discounts are paid. In the over-the-counter market, purchases and sales are transacted directly with principal market-makers except in those circumstances where it appears better prices and executions are available elsewhere.

Subject to the above policy, when two or more brokers are in a position to offer comparable prices and executions, preference may be given to brokers who have sold shares of the fund or have provided investment research, statistical, and other related services for the benefit of the fund and/or other funds served by Capital Research and Management Company.

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                        THE GROWTH FUND OF AMERICA / PROSPECTUS

PRINCIPAL UNDERWRITER AND TRANSFER AGENT

American Funds Distributors, Inc. and American Funds Service Company serve as the principal underwriter and transfer agent for the fund, respectively. They are headquartered at 333 South Hope Street, Los Angeles, CA 90071 and 135 South State College Boulevard, Brea, CA 92821, respectively.

                  AMERICAN FUNDS SERVICE COMPANY SERVICE AREAS

                   CALL TOLL-FREE FROM ANYWHERE IN THE U.S.
                            (8 A.M. TO 8 P.M. ET):
                                 800/421/0180

                                     [MAP]

WESTERN SERVICE CENTER
American Funds Service Company
P.O. Box 2205
Brea, California 92822-2205
Fax: 714/671-7080

WESTERN CENTRAL SERVICE CENTER
American Funds Service Company
P.O. Box 659522
San Antonio, Texas 78265-9522
Fax: 210/530-4050

EASTERN CENTRAL SERVICE CENTER
American Funds Service Company
P.O. Box 6007
Indianapolis, Indiana 46206-6007
Fax: 317/735-6620

EASTERN SERVICE CENTER
American Funds Service Company
P.O. Box 2280
Norfolk, Virginia 23501-2280
Fax: 804/670-4773

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                    THE GROWTH FUND OF AMERICA / PROSPECTUS
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SHAREHOLDER SERVICES

The fund offers you a valuable array of services you can use to alter your investment program as your needs and circumstances change. These services, which are summarized below, are available only in states where they may be legally offered and may be terminated or modified at any time upon 60 days' written notice. A COMPLETE DESCRIPTION OF SHAREHOLDER SERVICES AND ACCOUNT POLICIES IS CONTAINED IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION. In addition, an easy-to-read guide to owning a fund in The American Funds Group titled "Welcome to the Family" is sent to new shareholders and is available by writing or calling American Funds Service Company.

THE SERVICES DESCRIBED MAY NOT BE AVAILABLE THROUGH SOME RETIREMENT PLANS. IF YOU ARE INVESTING THROUGH A RETIREMENT PLAN, YOU SHOULD CONTACT YOUR PLAN ADMINISTRATOR/TRUSTEE ABOUT WHAT SERVICES ARE AVAILABLE AND WITH QUESTIONS ABOUT YOUR ACCOUNT.
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PURCHASING SHARES

HOW TO PURCHASE SHARES

Generally, you may open an account by contacting any investment dealer authorized to sell the fund's shares. You may add to your account through your dealer or directly through American Funds Service Company by mail, wire, or bank debit. You may also establish or add to your account by exchanging shares from any of your other accounts in The American Funds Group. The fund and American Funds Distributors reserve the right to reject any purchase order.

Various purchase options are available as described below subject to certain investment minimums and limitations described in the statement of additional information and "Welcome to the Family."

- Automatic Investment Plan

  You may invest monthly or quarterly through automatic withdrawals from your bank account.

- Automatic Reinvestment

  You may reinvest your dividends and capital gain distributions into the fund (with no sales charge). This will be done automatically unless you elect to have the dividends and/or capital gain distributions paid to you in cash.

- Cross-Reinvestment

  You may invest your dividend and capital gain distributions into any other fund in The American Funds Group.

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                         THE GROWTH FUND OF AMERICA / PROSPECTUS
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- Exchange Privilege

  You may exchange your shares into other funds in The American Funds Group generally with no sales charge. Exchanges of shares from the money market funds that were initially purchased with no sales charge will generally be subject to the appropriate sales charge. You may also elect to automatically exchange shares among any of the funds in The American Funds Group. Exchange requests may be made in writing, by telephone including American FundsLine(R) (see below) or by fax. EXCHANGES HAVE THE SAME TAX CONSEQUENCES AS ORDINARY SALES AND PURCHASES.

- Retirement Plans

  You may invest in the fund through various retirement plans. For further information contact your investment dealer or American Funds Distributors.

SHARE PRICE

The fund's share price, also called net asset value, is determined as of the close of trading (normally 4:00 p.m., Eastern time) every day the New York Stock Exchange is open. The fund calculates its net asset value per share, generally using market prices, by dividing the total value of its assets after subtracting liabilities by the number of its shares outstanding. Shares are purchased at the offering price next determined after your investment is received and accepted by American Funds Service Company. The offering price is the net asset value plus a sales charge, if applicable.

SHARE CERTIFICATES

Shares are credited to your account and certificates are not issued unless you request them by writing to American Funds Service Company.

--------------------------------------------------------------------------------
  THE GROWTH FUND OF AMERICA / PROSPECTUS
--------------------------------------------------------------------------------
INVESTMENT MINIMUMS

----------------------------------------------------------------
To establish an account                                   $1,000
 For a retirement plan account                            $  250
 For a retirement plan account through payroll deduction  $   25
To add to an account                                      $   50
 For a retirement plan account                            $   25

SALES CHARGES

A sales charge may apply, as described below, when purchasing shares. Sales charges may be reduced for larger purchases as indicated below.

                                    SALES CHARGE AS A
                                      PERCENTAGE OF
                                    -----------------
                                                            DEALER
                                                 NET     CONCESSION AS
                                     OFFERING   AMOUNT   % OF OFFERING
INVESTMENT                             PRICE   INVESTED     PRICE
--------------------------------------------------------------------------------
Less than $50,000                      5.75%     6.10%     5.00%
 ................................................................................
$50,000 but less than $100,000         4.50%     4.71%     3.75%
 ................................................................................
$100,000 but less than $250,000        3.50%     3.63%     2.75%
 ................................................................................
$250,000 but less than $500,000        2.50%     2.56%     2.00%
 ................................................................................
$500,000 but less than $1 million      2.00%     2.04%     1.60%
 ................................................................................
$1 million or more and certain
other investments described below   see below  see below  see below

PURCHASES NOT SUBJECT TO SALES CHARGES

Investments of $1 million or more and investments made by employer-sponsored defined contribution-type plans with 200 or more eligible employees are sold with no initial sales charge. A 1% CONTINGENT DEFERRED SALES CHARGE MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE BY THESE ACCOUNTS. A dealer concession of up to 1% may be paid by the fund from its Plan of Distribution on these investments. Investments by retirement plans with $100 million or more in assets may be made with no sales charge and are not subject to a contingent deferred sales charge. A dealer concession of up to 1% may be paid by American Funds Distributors on these investments. Investments by certain individuals and entities including employees and other associated persons of dealers authorized to sell shares of the fund and Capital

--------------------------------------------------------------------------------
                         THE GROWTH FUND OF AMERICA / PROSPECTUS
--------------------------------------------------------------------------------
Research and Management Company and its affiliated companies are not subject to a sales charge.

ADDITIONAL DEALER COMPENSATION

In addition to the concessions listed, up to 0.25% of average net assets is paid annually to qualified dealers for providing certain services pursuant to the fund's Plan of Distribution. During 1997, American Funds Distributors will also provide additional compensation to the top one hundred dealers who have sold shares of funds in The American Funds Group based on the pro rata share of a qualifying dealer's sales.

REDUCING YOUR SALES CHARGE

You and your immediate family may combine investments to reduce your costs. You must let your investment dealer or American Funds Service Company know if you qualify for a reduction in your sales charge using one or any combination of the methods described below.

- Aggregation

  Investments that may be aggregated include those made by you, your spouse and your children under the age of 21, if all parties are purchasing shares for their own account(s), including any business account solely "controlled by," as well as any retirement plan or trust account solely for the benefit of, these individuals. Investments made for multiple employee benefit plans of a single employer or "affiliated" employers may be aggregated provided they are not also aggregated with individual accounts. Finally, investments made by a common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares may be aggregated.

  Purchases made for nominee or street name accounts will generally not be aggregated with those made for other accounts unless qualified as described above.

- Concurrent Purchases

  You may combine concurrent purchases of two or more funds in The American Funds Group, except direct purchases of the money market funds. Shares of the money market funds purchased through an exchange, reinvestment or cross-reinvestment from a fund having a sales charge do qualify.

--------------------------------------------------------------------------------
                    THE GROWTH FUND OF AMERICA / PROSPECTUS
--------------------------------------------------------------------------------
- Right of Accumulation

  You may take into account the current value of your existing holdings in The American Funds Group to determine your sales charge. Direct purchases of the money market funds are excluded.

- Statement of Intention

  You may enter into a non-binding commitment to invest a certain amount in non-money market fund shares over a 13-month period. A portion of your account may be held in escrow to cover additional sales charges which may be due if your total investments over the statement period are insufficient to qualify for the applicable sales charge reduction.
--------------------------------------------------------------------------------
SELLING SHARES

HOW TO SELL SHARES

You may sell (redeem) shares in your account by contacting your investment dealer or American Funds Service Company. You may also use American FundsLine(R) (see below). In addition, you may sell shares in amounts of $50 or more automatically. If you sell shares through your investment dealer you may be charged for this service. Shares held for you in your dealer's street name must be sold through the dealer.

Shares are sold at the net asset value next determined after your request is received in good order by American Funds Service Company. Sale requests may be made in writing, by telephone, including American FundsLine(R) (see below), or by fax. Sales by telephone or fax are limited to $10,000 in accounts registered to individual(s) (including non-retirement trust accounts). In addition, checks must be made payable to the registered shareholder(s) and mailed to an address of record that has been used with the account for at least 15 days. Proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier's checks) for shares purchased have cleared (which may take up to 15 calendar days from the purchase date). Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as permissible under the Investment Company Act of 1940), sale proceeds will be paid on or before the seventh day following receipt and acceptance of an order. The fund may, with 60 days' written notice, close your account if due to a sale of shares the account has a value of less than the minimum required initial investment.

--------------------------------------------------------------------------------
                        THE GROWTH FUND OF AMERICA / PROSPECTUS
--------------------------------------------------------------------------------
Generally, written requests to sell shares must be signed by you and must include any shares you wish to sell that are in certificate form. Your signature must be guaranteed by a bank, savings association, credit union, or member firm of a domestic stock exchange or the National Association of Securities Dealers, Inc., that is an eligible guarantor institution. A signature guarantee is not currently required for any sale of $50,000 or less provided the check is made payable to the registered shareholder(s) and is mailed to the address of record on the account, provided the address has been used with the account for at least 15 days. Additional documentation may be required for sale of shares held in corporate, partnership or fiduciary accounts.

You may reinvest proceeds from a redemption or a dividend or capital gain distribution without a sales charge in any fund in The American Fund Group within 90 days after the date of the redemption or distribution. Reinvestment will be at the next calculated net asset value after receipt and acceptance by American Funds Service Company.
--------------------------------------------------------------------------------
OTHER IMPORTANT THINGS TO REMEMBER

AMERICAN FUNDSLINE(R)

You may check your share balance, the price of your shares, or your most recent account transactions, sell shares (up to $10,000 per fund, per account each day), or exchange shares around the clock with American FundsLine(R). To use this service, call 800/325-3590 from a TouchTone(TM) telephone.

TELEPHONE PURCHASES, SALES AND EXCHANGES

Unless you opt out of the telephone (including American FundsLine(R)) or fax purchase, sale and/or exchange options (see below), you agree to hold the fund, American Funds Service Company, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liability (including attorney fees) which may be incurred in connection with the exercise of these privileges provided American Funds Service Company employs reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine. If reasonable procedures are not employed, the fund may be liable for losses due to unauthorized or fraudulent instructions.

Generally, all shareholders are automatically eligible to use these options. However, you may elect to opt out of these options by writing American Funds

--------------------------------------------------------------------------------
                    THE GROWTH FUND OF AMERICA / PROSPECTUS
--------------------------------------------------------------------------------
Service Company. (You may also reinstate them at any time by writing to American Funds Service Company.)

ACCOUNT STATEMENTS

You will receive regular confirmation statements reflecting transactions in your account. Purchases through automatic investment plans and certain retirement plans will be confirmed at least quarterly.

--------------------------------------------------------------------------------
                        THE GROWTH FUND OF AMERICA / PROSPECTUS
--------------------------------------------------------------------------------
NOTES

--------------------------------------------------------------------------------
                    THE GROWTH FUND OF AMERICA / PROSPECTUS
--------------------------------------------------------------------------------
NOTES

--------------------------------------------------------------------------------
                        THE GROWTH FUND OF AMERICA / PROSPECTUS
--------------------------------------------------------------------------------
NOTES

--------------------------------------------------------------------------------
                    THE GROWTH FUND OF AMERICA / PROSPECTUS


FOR SHAREHOLDER       FOR DEALER             FOR 24-HOUR
SERVICES              SERVICES               INFORMATION

American Funds        American Funds         American
Service Company       Distributors           FundsLine(R)
800/421-0180 ext. 1   800/421-9900 ext. 11   800/325-3590


 Telephone conversations may be recorded or monitored for verification, recordkeeping and quality assurance purposes.

 --------------------------------------------------------------

 OTHER FUND INFORMATION

 ANNUAL/SEMI-ANNUAL               STATEMENT OF ADDITIONAL
 REPORT TO SHAREHOLDERS           INFORMATION (SAI)

 Includes financial               Contains more detailed
 statements, detailed             information on all aspects of
 performance information,         the fund, including the
 portfolio holdings, a            fund's financial statements.
 statement from portfolio
 management and the auditor's
 report.

 CODE OF ETHICS                   A current SAI has been filed
                                  with the Securities and
 Includes a description of the    Exchange Commission and is
 fund's personal investing        incorporated by reference (is
 policy.                          legally part of the
                                  prospectus).



 To request a free copy of any of the documents above:

 Call American Funds   or         Write to the Secretary of the
 Service Company 800/421-0180     Fund P.O. Box 7650
 ext. 1                           San Francisco, CA 94120

This prospectus has been printed on recycled paper.

                                                         [RECYCLE LOGO]

                     [LOGO OF THE AMERICAN FUNDS GROUP(R)]

--------------------------------------------------------------------------------


                                The Growth Fund
                                   of America(R)

                                   Prospectus
                         for Eligible Retirement Plans




                                JANUARY 1, 1997

THE GROWTH FUND OF AMERICA, INC.
One Market
Steuart Tower, Suite 1800
San Francisco, CA 94105

The investment objective of the fund is growth of capital. The realization of current income will not be a consideration. The fund strives to accomplish this objective by investing primarily in common stocks.

THIS PROSPECTUS RELATES ONLY TO SHARES OF THE FUND OFFERED WITHOUT A SALES CHARGE TO ELIGIBLE RETIREMENT PLANS. FOR A PROSPECTUS REGARDING SHARES OF THE FUND TO BE ACQUIRED OTHERWISE, CONTACT THE SECRETARY OF THE FUND AT THE ADDRESS INDICATED ABOVE.

This prospectus presents information you should know before investing in the fund. It should be retained for future reference.

More detailed information about the fund, including the fund's financial statements, is contained in the statement of additional information dated January 1, 1997, which has been filed with the Securities and Exchange Commission and is available to you without charge, by writing to the Secretary of the fund at the above address or calling American Funds Service Company.

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED OR GUARANTEED BY, THE U.S. GOVERNMENT, ANY FINANCIAL INSTITUTION, THE FEDERAL DEPOSIT INSURANCE CORPORATION, OR ANY OTHER AGENCY, ENTITY OR PERSON. THE PURCHASE OF FUND SHARES INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

RP 05-010-0197

================================================================================

TABLE OF CONTENTS

Summary of Expenses                                1
Financial Highlights                               2
Investment Objective and Policies                  4
Certain Securities and
Investment Techniques                              5
Multiple Portfolio
Counselor System                                   6
Investment Results                                 8
Dividends, Distributions and Taxes                 8
Fund Organization and Management                   9
Purchasing Shares                                 11
Shareholder Services                              13
Redeeming Shares                                  13

--------------------------------------------------------------------------------

SUMMARY OF EXPENSES

Average annual expenses paid over a 10-year period would be approximately $9 per year, assuming a $1,000 investment and a 5% annual return.

This table is designed to help you understand costs of investing in the fund. These are historical expenses; your actual expenses may vary.

SHAREHOLDER TRANSACTION EXPENSES

Certain retirement plans may purchase shares of the fund with no sales charge./1/ The fund also has no sales charge on reinvested dividends, deferred sales charge, redemption fees or exchange fees.

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)

--------------------------------------------------------------------------------
Management fees                                                       0.37%
12b-1 expenses                                                        0.24%/2/
Other expenses (including audit, legal, shareholder services, trans-
fer agent and custodian expenses)                                     0.13%
Total fund operating expenses                                         0.74%

                       Summary of Expenses continued on the following page . . .

--------------------------------------------------------------------------------
                        THE GROWTH FUND OF AMERICA / PROSPECTUS                1
--------------------------------------------------------------------------------

================================================================================

EXAMPLES

You would pay the following cumulative expenses on a $1,000 investment, assuming a 5% annual return./3/
--------------------------------------------------------------------------------

One year                                                                     $ 8
 ................................................................................
Three years                                                                  $24
 ................................................................................
Five years                                                                   $41
 ................................................................................
Ten years                                                                    $92

/1/ Retirement plans of organizations with $100 million or more in collective retirement plan assets may purchase shares of the fund with no sales charge. In addition, any employer-sponsored 403(b) plan or defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 200 or more eligible employees or any other plan that invests at least $1 million in shares of the fund (or in combination with shares of other funds in The American Funds Group other than the money market funds) may purchase shares at net asset value; however, a contingent deferred sales charge of 1% applies on certain redemptions within 12 months following such purchases. (See "Redeeming Shares--Contingent Deferred Sales Charge.")

/2/ These expenses may not exceed 0.25% of the fund's average net assets annually. (See "Fund Organization and Management--Plan of Distribution.") Due to these distribution expenses, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers.

/3/ Use of this assumed 5% return is required by the Securities and Exchange
    Commission; it is not an illustration of past or future investment results. THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES; ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

(For a share outstanding throughout the fiscal year)

The following information for the ten years ended August 31, 1996 has been derived from financial statements which have been audited by Deloitte & Touche LLP, independent accountants. This information should be read in conjunction with the financial statements and related notes, which are included in the statement of additional information.

--------------------------------------------------------------------------------
2    THE GROWTH FUND OF AMERICA / PROSPECTUS
--------------------------------------------------------------------------------

SELECTED PER-SHARE DATA*

                                                 YEARS ENDED AUGUST 31
                           ------------------------------------------------------------------------------
                           1996    1995    1994    1993    1992    1991    1990    1989     1988    1987
---------------------------------------------------------------------------------------------------------
Net asset value,
beginning of year        $16.55  $13.81  $13.58  $11.02  $11.21   $9.22  $11.53   $8.71   $10.61   $8.58
---------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income       .13     .13     .07     .07     .12     .21     .28     .27      .14     .14

Net realized and
unrealized gain (loss)
on investments             (.01)   3.21     .71    2.63     .40    2.43   (1.29)   3.00    (1.34)   2.43

Total income
from investment
operations                  .12    3.34     .78    2.70     .52    2.64   (1.01)   3.27    (1.20)   2.57
---------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from net
investment income          (.14)   (.08)   (.06)   (.09)   (.17)   (.24)   (.31)   (.15)    (.15)   (.14)

Distributions from net
realized gains            (1.14)   (.52)   (.49)   (.05)   (.54)   (.41)   (.99)   (.30)    (.55)   (.40)

Total distributions       (1.28)   (.60)   (.55)   (.14)   (.71)   (.65)  (1.30)   (.45)    (.70)   (.54)

Net asset value, end of
year                     $15.39  $16.55  $13.81  $13.58  $11.02  $11.21   $9.22  $11.53    $8.71  $10.61

Total return/1/            .90%  25.56%   5.98%  24.64%   4.91%  30.55%  (9.76%) 39.35%  (10.73%) 32.27%

RATIOS/SUPPLEMENTAL
DATA:
Net assets, end of year
(in millions)            $8,511  $7,525  $5,427  $5,018  $3,700  $2,903  $1,912  $1,686  $ 1,038  $1,237

Ratio of expenses to
average net assets         .74%    .75%    .78%    .77%    .79%    .83%    .79%    .78%     .71%    .66%

Ratio of net income to
average net assets         .82%    .90%    .49%    .56%   1.11%   2.13%   2.67%   2.82%    1.56%   1.50%

Average commissions
paid/2/                   5.62c   5.94c   6.05c   6.82c   6.94c   7.23c   7.13c   7.00c    6.64c   6.33c

Portfolio turnover rate  27.95%  26.90%  24.77%  25.23%  10.64%  18.92%  17.69%  30.28%   18.33%  19.61%


/1/ Calculated with no sales charge.

/2/ Brokerage commissions paid on portfolio transactions increase the cost of securities purchased or reduce the proceeds of securities sold, and are not reflected in the fund's statement of operations. Shares traded on a principal basis, such as most over-the-counter and fixed-income transactions, are excluded.

* All per share data reflect the 100% stock dividend effected on December 13, 1996.


--------------------------------------------------------------------------------
                        THE GROWTH FUND OF AMERICA / PROSPECTUS                3
--------------------------------------------------------------------------------

================================================================================

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND POLICIES

The fund aims to provide you with growth of capital.

The fund's investment objective is growth of capital. The realization of current income will not be a consideration. The fund seeks to achieve its objective by investing in a diversified portfolio consisting primarily of common stocks. However, assets may also be held in securities convertible into common stocks, cash or cash equivalents, straight debt securities (including U.S. Government securities), or nonconvertible preferred stocks. (See the statement of additional information for a description of cash equivalents.) The fund will maintain at least 65% of the value of its total assets in growth-type securities under normal market conditions.

Up to 10% of the fund's assets may be invested in "high-yield, high-risk" straight debt securities (commonly referred to as "junk bonds") which are rated BB or below by Standard & Poor's Corporation and Ba or below by Moody's Investors Service, Inc. or in unrated securities that are determined to be of equivalent quality, provided the fund's investment adviser, Capital Research and Management Company, determines that these securities have characteristics similar to the equity securities eligible for purchase by the fund. "High-yield, high-risk" securities carry a higher degree of investment risk than higher rated bonds and are considered speculative.

The fund may invest up to 10% in the securities of issuers domiciled outside the U.S. and may purchase or sell various currencies on a spot basis in connection with such investments.

The fund will attempt to take prompt advantage of market conditions and as a result may at times have a high rate of portfolio turnover relative to many other mutual funds. The fund may dispose of any security at any time, and it is the fund's intention to take either short- or long-term profits or losses consistent with its objective and sound investment practice, and when such action would not impair the fund's tax status.

The growth-oriented, equity-type securities generally purchased by the fund may involve greater risk than is customarily associated with investing in stocks of larger, more established companies and may be subject to greater price swings.

The fund's investment restrictions (which are described in the statement of additional information) and objective cannot be changed without shareholder approval. All other investment practices may be changed by the fund's board.

--------------------------------------------------------------------------------
4    THE GROWTH FUND OF AMERICA / PROSPECTUS
--------------------------------------------------------------------------------

================================================================================

ACHIEVEMENT OF THE FUND'S INVESTMENT OBJECTIVE CANNOT, OF COURSE, BE ASSURED DUE TO THE RISK OF CAPITAL LOSS FROM FLUCTUATING PRICES INHERENT IN ANY INVESTMENT IN SECURITIES.

--------------------------------------------------------------------------------
CERTAIN SECURITIES AND INVESTMENT TECHNIQUES

Investing in stocks and bonds involves certain risks.

RISKS OF INVESTING

Because the fund invests in common stocks or securities convertible into common stocks, the fund is subject to stock market risks. For example, the fund is subject to the possibility that stock prices in general will decline over short or even extended periods.

The fund may also invest in high-yield, high-risk securities provided that Capital Research and Management Company determines that these securities have characteristics similar to the equity securities eligible for purchase by the fund. The values of these securities may be subject to fluctuations that tend to reflect short-term corporate and market developments and investor perceptions of the issuers. It may be more difficult to dispose of, or determine the value of these high-yield, high-risk securities. See the statement of additional information for a description of the ratings and for more information about the risks of high-yield, high-risk securities. High-yield, high-risk securities rated CC or Ca generally are described by the rating agencies as "speculative in a high degree; often in default or [having] other marked shortcomings."

RISKS OF INVESTING IN VARIOUS COUNTRIES

The fund may invest up to 10% in the securities of issuers which are domiciled outside the U.S. and which are not included in the Standard & Poor's 500 Composite Index (a broad measure of the U.S. stock market). These companies may not be subject to uniform accounting, auditing and financial reporting standards and practices or regulatory requirements comparable to those applicable to U.S. companies. There may also be less public information available about non-U.S. companies. Additionally, specific local political and economic factors must be evaluated in making these investments including trade balances and imbalances, and related economic policies; expropriation or confiscatory taxation; limitations on the removal of funds or other assets; political or social instability; the diverse structure and liquidity of the various securities markets; and nationalization policies of governments around the world. However, investing outside the U.S. can also reduce certain of these risks due to greater diversification opportunities.

--------------------------------------------------------------------------------
                        THE GROWTH FUND OF AMERICA / PROSPECTUS                5
--------------------------------------------------------------------------------

================================================================================

PRIVATE PLACEMENTS

Private placements may be either purchased from another institutional investor that originally acquired the securities in a private placement or directly from the issuers of the securities. Generally, securities acquired in private placements are subject to contractual restrictions on resale and may not be resold except pursuant to a registration statement under the Securities Act of 1933 or in reliance upon an exemption from the registration requirements under the Act, for example, private placements sold pursuant to Rule 144A. Accordingly, any such obligation will be deemed illiquid unless it has been specifically determined to be liquid under procedures adopted by the fund's board of directors.

In determining whether these securities are liquid, factors such as the frequency and volume of trading and the commitment of dealers to make markets will be considered. Additionally, the liquidity of any particular security will depend on such factors as the availability of "qualified" institutional investors and the extent of investor interest in the security, which can change from time to time.

--------------------------------------------------------------------------------

MULTIPLE PORTFOLIO COUNSELOR SYSTEM

The basic investment philosophy of Capital Research and Management Company is to seek fundamental values at reasonable prices, using a system of multiple portfolio counselors in managing mutual fund assets. Under this system the portfolio of the fund is divided into segments which are managed by individual counselors. Each counselor decides how their segment will be invested (within the limits provided by the fund's objective and policies and by Capital Research and Management Company's investment committee). In addition, Capital Research and Management Company's research professionals make investment decisions with respect to a portion of the fund's portfolio. The primary individual portfolio counselors for the fund are listed on the next page.

--------------------------------------------------------------------------------
6    THE GROWTH FUND OF AMERICA / PROSPECTUS
--------------------------------------------------------------------------------

===============================================================================

                                                                     YEARS OF EXPERIENCE
                                                                             AS
                                                                         INVESTMENT
                                                                        PROFESSIONAL
                                                                        (APPROXIMATE)
                                                                   ......................
                                           YEARS OF EXPERIENCE      WITH CAPITAL
                                          AS PORTFOLIO COUNSELOR    RESEARCH AND
                                       (AND RESEARCH PROFESSIONAL,   MANAGEMENT
PORTFOLIO COUNSELORS                      IF APPLICABLE) FOR THE     COMPANY OR
FOR THE GROWTH FUND                    GROWTH FUND OF AMERICA, INC.     ITS       TOTAL
  OF AMERICA, INC.    PRIMARY TITLE(S)        (APPROXIMATE)          AFFILIATES   YEARS
-----------------------------------------------------------------------------------------
GORDON                Senior Vice      5 years (in                  25 years     25 years
CRAWFORD              President and    addition to 16
                      Director,        years as a
                      Capital          research
                      Research and     professional
                      Management       prior to
                      Company          becoming a
                                       portfolio
                                       counselor for
                                       the fund)
-----------------------------------------------------------------------------------------
JAMES E.              Senior Vice      11 years (in                 19 years     25 years
DRASDO                President        addition to 7
                      of the fund.     years as a
                      Senior Vice      research
                      President and    professional
                      Director,        prior to
                      Capital          becoming a
                      Research and     portfolio
                      Management       counselor for
                      Company          the fund)
-----------------------------------------------------------------------------------------
WILLIAM C.            Senior Partner,  23 years**                   37 years     43 years
NEWTON                The Capital
                      Group
                      Partners L.P.*
-----------------------------------------------------------------------------------------
DONALD D.             Vice President   3 years (in                  11 years     11 years
O'NEAL                of the fund.     addition to 8
                      Vice President,  years as a
                      Capital          research
                      Research and     professional
                      Managment        prior to
                      Company          becoming a
                                       portfolio
                                       counselor for
                                       the fund)
-----------------------------------------------------------------------------------------
JAMES F.              President of     8 years (in                  26 years     26 years
ROTHENBERG            the fund.        addition
                      President and    to 3 years as a
                      Director,        research
                      Capital          professional
                      Research and     prior to
                      Management       becoming a
                      Company          portfolio
                                       counselor for
                                       the fund)
-----------------------------------------------------------------------------------------
R. MICHAEL            Chairman,        11 years                     32 years     32 years
SHANAHAN              Capital
                      Research and
                      Management
                      Company

 *  Company affiliated with Capital Research and Management Company.
 ** Since Capital Research and Management Company took over management of the fund in 1973.

--------------------------------------------------------------------------------
                        THE GROWTH FUND OF AMERICA / PROSPECTUS                7
--------------------------------------------------------------------------------

================================================================================

--------------------------------------------------------------------------------

INVESTMENT RESULTS

The fund has averaged a total return (at no sales charge) of +16.34% a year under Capital Research and Management Company's management.
(December 1, 1973 through September 30, 1996)

The fund may from time to time compare its investment results to various unmanaged indices or other mutual funds in reports to shareholders, sales literature and advertisements. The results may be calculated on a yield, total return and/or distribution rate basis for various periods, with or without sales charges. Results calculated without a sales charge will be higher. Total returns assume the reinvestment of all dividends and capital gain distributions. The fund's distribution rate is calculated by dividing the dividends paid by the fund over the last 12 months by the sum of the month-end price and the capital gains paid over the last 12 months. The SEC yield reflects income the fund expects to earn based on its current portfolio of securities, while the distribution rate is based solely on the fund's past dividends. Accordingly, the fund's SEC yield and distribution rate may differ.

As of September 30, 1996, the fund's total return over the past 12 months and average annual total returns over the past five- and ten-year periods were +6.41%, +13.28% and +14.44%, respectively. These results were calculated in accordance with Securities and Exchange Commission requirements at no sales charge. Of course, past results are not an indication of future results. Further information regarding the fund's investment results is contained in the fund's annual report which may be obtained without charge by writing to the Secretary of the fund at the address indicated on the cover of this prospectus.

--------------------------------------------------------------------------------

DIVIDENDS, DISTRIBUTIONS AND TAXES
Income distributions are usually made in December.

DIVIDENDS AND DISTRIBUTIONS

Dividends are usually paid in December. Capital gains, if any, are also usually distributed in December. When a dividend or capital gain is distributed, the net asset value per share is reduced by the amount of the payment.

The terms of your plan will govern how your plan may receive distributions from the fund. Generally, periodic distributions from the fund to your plan are reinvested in additional fund shares, although your plan may permit fund distributions from net investment income to be received by you in cash while reinvesting capital gain distributions in additional shares or all fund

--------------------------------------------------------------------------------
8    THE GROWTH FUND OF AMERICA / PROSPECTUS
--------------------------------------------------------------------------------

================================================================================

distributions to be received in cash. Unless you select another option, all distributions will be reinvested in additional fund shares.

FEDERAL TAXES

The fund intends to operate as a "regulated investment company" under the Internal Revenue Code. In any fiscal year in which the fund so qualifies and distributes to shareholders all of its net investment income and net capital gains, the fund itself is relieved of federal income tax. The tax treatment of redemptions from a retirement plan may differ from redemptions from an ordinary shareholder account.

PLEASE SEE THE STATEMENT OF ADDITIONAL INFORMATION AND YOUR TAX ADVISER FOR FURTHER INFORMATION.

--------------------------------------------------------------------------------

FUND ORGANIZATION AND MANAGEMENT

The fund is a member of The American Funds Group, which is managed by one of the largest and most experienced investment advisers.

FUND ORGANIZATION AND VOTING RIGHTS

The fund, an open-end, diversified management investment company, was organized as a Delaware corporation in 1958 and reorganized as a Maryland corporation in 1983. The fund's board supervises fund operations and performs duties required by applicable state and federal law. Members of the board who are not employed by Capital Research and Management Company or its affiliates are paid certain fees for services rendered to the fund as described in the statement of additional information. They may elect to defer all or a portion of these fees through a deferred compensation plan in effect for the fund. Shareholders have one vote per share owned and, at the request of the holders of at least 10% of the shares, the fund will hold a meeting at which any member of the board could be removed by a majority vote. There will not usually be a shareholder meeting in any year, except, for example, when the election of the board is required to be acted upon by shareholders under the Investment Company Act of 1940.

THE INVESTMENT ADVISER

Capital Research and Management Company, a large and experienced investment management organization founded in 1931, is the investment adviser to the fund and other funds, including those in The American Funds Group. Capital Research and Management Company is located at 333 South

--------------------------------------------------------------------------------
                        THE GROWTH FUND OF AMERICA / PROSPECTUS                9
--------------------------------------------------------------------------------

================================================================================

Hope Street, Los Angeles, CA 90071, and at 135 South State College Boulevard, Brea, CA 92821. Capital Research and Management Company manages the investment portfolio and business affairs of the fund and receives a fee at the annual rates of 0.50% on the first $1 billion of the fund's net assets, 0.40% on net assets in excess of $1 billion but not exceeding $2 billion, 0.37% on net assets in excess of $2 billion but not exceeding $3 billion, 0.35% on net assets in excess of $3 billion but not exceeding $5 billion, 0.335% on net assets in excess of $5 billion but not exceeding $8 billion, and 0.325% on net assets in excess of $8 billion.

Capital Research and Management Company is a wholly owned subsidiary of The Capital Group Companies, Inc. (formerly "The Capital Group, Inc."), which is located at 333 South Hope Street, Los Angeles, CA 90071. The research activities of Capital Research and Management Company are conducted by affiliated companies which have offices in Los Angeles, San Francisco, New York, Washington, D.C., London, Geneva, Singapore, Hong Kong and Tokyo.

Capital Research and Management Company and its affiliated companies have adopted a personal investing policy that is consistent with the recommendations contained in the report dated May 9, 1994 issued by the Investment Company Institute's Advisory Group on Personal Investing. (See the statement of additional information.)

PORTFOLIO TRANSACTIONS

Orders for the fund's portfolio securities transactions are placed by Capital Research and Management Company, which strives to obtain the best available prices, taking into account the costs and quality of executions. In the over-the-counter market, purchases and sales are transacted directly with principal market-makers except in those circumstances where it appears better prices and executions are available elsewhere.

Subject to the above policy, when two or more brokers are in a position to offer comparable prices and executions, preference may be given to brokers that have sold shares of the fund or have provided investment research, statistical, and other related services for the benefit of the fund and/or of other funds served by Capital Research and Management Company.

PRINCIPAL UNDERWRITER

American Funds Distributors, Inc., a wholly owned subsidiary of Capital Research and Management Company, is the principal underwriter of the fund's shares. American Funds Distributors, Inc. is located at 333 South Hope Street,

--------------------------------------------------------------------------------
10   THE GROWTH FUND OF AMERICA / PROSPECTUS
--------------------------------------------------------------------------------

================================================================================

Los Angeles, CA 90071, 135 South State College Boulevard, Brea, CA 92821, 8000 IH-10 West, San Antonio, TX 78230, 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240, and 5300 Robin Hood Road, Norfolk, VA 23513. Telephone conversations with American Funds Distributors may be recorded or monitored for verification, recordkeeping and quality assurance purposes.

PLAN OF DISTRIBUTION

The fund has a plan of distribution or "12b-1 Plan" under which it may finance activities primarily intended to sell shares, provided the categories of expenses are approved in advance by the board and the expenses paid under the plan were incurred within the last 12 months and accrued while the plan was in effect. Expenditures by the fund under the plan may not exceed 0.25% of its average net assets annually (all of which may be for service fees).

TRANSFER AGENT

American Funds Service Company, 800/421-0180, a wholly owned subsidiary of Capital Research and Management Company, is the transfer agent and performs shareholder service functions. American Funds Service Company is located at 333 South Hope Street, Los Angeles, CA 90071, 135 South State College Boulevard, Brea, CA 92821, 8000 IH-10 West, San Antonio, TX 78230, 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240 and 5300 Robin Hood Road, Norfolk, VA 23513. It was paid a fee of $8,079,000 for the fiscal year ended August 31, 1996. Telephone conversations with American Funds Service Company may be recorded or monitored for verification, recordkeeping and quality assurance purposes.

--------------------------------------------------------------------------------

PURCHASING SHARES

ALL ORDERS TO PURCHASE SHARES MUST BE MADE THROUGH YOUR RETIREMENT PLAN. FOR MORE INFORMATION ABOUT HOW TO PURCHASE SHARES OF THE FUND THROUGH YOUR PLAN OR LIMITATIONS ON THE AMOUNT THAT MAY BE PURCHASED, PLEASE CONSULT WITH YOUR EMPLOYER. Shares are sold to eligible retirement plans at the net asset value per share next determined after receipt of an order by the fund or American Funds Service Company. Orders must be received before the close of regular trading on the New York Stock Exchange in order to receive that day's net asset value. Plans of organizations with collective retirement plan assets of $100 million or more may purchase shares at net asset value. In addition, any employer-sponsored 403(b) plan or defined contribution plan qualified under
Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 200 or more eligible employees or any other plan that invests at least $1 million in

--------------------------------------------------------------------------------
                        THE GROWTH FUND OF AMERICA / PROSPECTUS               11
--------------------------------------------------------------------------------

================================================================================

shares of the fund (or in combination with shares of other funds in The American Funds Group other than money market funds) may purchase shares at net asset value; however, a contingent deferred sales charge of 1% is imposed on certain redemptions within one year of such purchase. (See "Redeeming Shares-- Contingent Deferred Sales Charge.") Plans may also qualify to purchase shares at net asset value by completing a statement of intention to purchase
$1 million in fund shares subject to commission over a maximum of 13 consecutive months. Certain redemptions of such shares may also be subject to a contingent deferred sales charge as described above. (See the statement of additional information.)

The minimum initial investment is $250, except that the money market funds have a minimum of $1,000 for individual retirement accounts (IRAs). Minimums are reduced to $50 for purchases through "Automatic Investment Plans" (except for the money market funds) or to $25 for purchases by retirement plans through payroll deductions and may be reduced or waived for shareholders of other funds in The American Funds Group.

During 1997, American Funds Distributors will provide additional compensation to the top one hundred dealers who have sold shares of the fund or other funds in The American Funds Group based on a pro rata share of a qualifying dealer's sales. American Funds Distributors will, on an annual basis, determine the advisability of continuing these promotional incentives.

Qualified dealers currently are paid a continuing service fee not to exceed 0.25% of average net assets annually in order to promote selling efforts and to compensate them for providing certain services. (See "Fund Organization and Management--Plan of Distribution.") These services include processing purchase and redemption transactions, establishing shareholder accounts and providing certain information and assistance with respect to the fund.

Shares of the fund are offered to other shareholders pursuant to another prospectus at public offering prices that may include an initial sales charge.

SHARE PRICE

Shares are offered to eligible retirement plans at the net asset value after the order is received by the fund or American Funds Service Company. In the case of orders sent directly to the fund or American Funds Service Company, an investment dealer must be indicated. Dealers are responsible for promptly transmitting orders. (See the statement of additional information under "Purchase of Shares--Price of Shares.")

--------------------------------------------------------------------------------
12   THE GROWTH FUND OF AMERICA / PROSPECTUS
--------------------------------------------------------------------------------

===============================================================================

The fund's net asset value per share is determined as of the close of trading (currently 4:00 p.m., New York time) on each day the New York Stock Exchange is open. The current value of the fund's total assets, less all liabilities, is divided by the total number of shares outstanding and the result, rounded to the nearer cent, is the net asset value per share.

--------------------------------------------------------------------------------

SHAREHOLDER SERVICES

Subject to any restrictions contained in your plan, you can exchange your shares for shares of other funds in The American Funds Group which are offered through the plan at net asset value. In addition, again depending on your plan, you may be able to exchange shares automatically or cross-reinvest dividends in shares of other funds. Contact your plan administrator/trustee regarding how to use these services. Also, see the fund's statement of additional information for a description of these and other services that may be available through your plan. These services are available only in states where the fund to be purchased may be legally offered and may be terminated or modified at any time upon 60 days' written notice.

--------------------------------------------------------------------------------

REDEEMING SHARES

Subject to any restrictions imposed by your plan, you can sell your shares through the plan any day the New York Stock Exchange is open. For more information about how to sell shares of the fund through your retirement plan, including any charges that may be imposed by the plan, please consult with your employer.

By contacting    Your plan administrator/trustee must send a letter of
your plan        instruction specifying the name of the fund, the number of
administrator/   shares or dollar amount to be sold, and, if applicable, your
trustee          name and account number. For your protection, if you redeem more than $50,000, the signatures of the registered owners
                 (i.e., trustees or their legal representatives) must be guaranteed by a bank, savings association, credit union, or member firm of a domestic stock exchange or the National
                 Association of Securities Dealers, Inc., that is an eligible guarantor institution. Your plan administrator/trustee should verify with the institution that it is an eligible guarantor prior to signing. Additional documentation may be required to redeem shares from certain accounts. Notarization by a Notary
                 Public is not an acceptable signature guarantee.

By contacting    Shares may also be redeemed through an investment dealer;
an investment    however, you or your plan may be charged for this service.
dealer           SHARES HELD FOR YOU IN AN INVESTMENT DEALER'S STREET NAME MUST
                 BE REDEEMED THROUGH THE DEALER.

--------------------------------------------------------------------------------
                        THE GROWTH FUND OF AMERICA / PROSPECTUS               13
--------------------------------------------------------------------------------

===============================================================================

THE PRICE YOU RECEIVE FOR THE SHARES YOU REDEEM IS THE NET ASSET VALUE NEXT DETERMINED AFTER YOUR ORDER AND ALL REQUIRED DOCUMENTATION ARE RECEIVED BY THE FUND OR AMERICAN FUNDS SERVICE COMPANY. (SEE "PURCHASING SHARES--SHARE PRICE.")

CONTINGENT DEFERRED SALES CHARGE

A contingent deferred sales charge of 1% applies to certain redemptions within the first year on investments of $1 million or more and on any investment made with no initial sales charge by any employer-sponsored 403(b) plan or defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 200 or more eligible employees. The charge is 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares. Shares held for the longest period are assumed to be redeemed first for purposes of calculating this charge. The charge is waived for exchanges (except if shares acquired by exchange were then redeemed within 12 months of the initial purchase); for distributions from qualified retirement plans and other employee benefit plans; for redemptions resulting from participant-directed switches among investment options within a participant-directed employer-sponsored retirement plan; and for redemptions in connection with loans made by qualified retirement plans.

OTHER IMPORTANT THINGS TO REMEMBER

The net asset value for redemptions is determined as indicated under "Purchasing Shares--Share Price." Because the fund's net asset value fluctuates, reflecting the market value of the portfolio, the amount you receive for shares redeemed may be more or less than the amount paid for them.

Redemption proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier's checks) for shares purchased have cleared (which may take up to 15 calendar days from the purchase date). Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as permissible under the Investment Company Act of 1940), redemption proceeds will be paid on or before the seventh day following receipt of a proper redemption request.

--------------------------------------------------------------------------------
14   THE GROWTH FUND OF AMERICA / PROSPECTUS
--------------------------------------------------------------------------------

================================================================================

NOTES












THIS PROSPECTUS RELATES ONLY TO SHARES OF THE FUND OFFERED WITHOUT A SALES CHARGE TO ELIGIBLE RETIREMENT PLANS. FOR A PROSPECTUS REGARDING SHARES OF THE FUND TO BE ACQUIRED OTHERWISE, CONTACT THE SECRETARY OF THE FUND AT THE ADDRESS INDICATED ON THE FRONT.

--------------------------------------------------------------------------------
                        THE GROWTH FUND OF AMERICA / PROSPECTUS               15
--------------------------------------------------------------------------------

===============================================================================

NOTES











[RECYCLED   This prospectus has been printed on recycled paper that meets the
 LOGO]      guidelines of the United States Environmental Protection Agency





--------------------------------------------------------------------------------
16   THE GROWTH FUND OF AMERICA / PROSPECTUS
--------------------------------------------------------------------------------

                        THE GROWTH FUND OF AMERICA, INC.
                                    Part B
                      Statement of Additional Information
                            JANUARY 1, 1997

 This document is not a prospectus but should be read in conjunction with the current Prospectus of The Growth Fund of America, Inc. (the fund or GFA) dated January 1, 1997. The Prospectus may be obtained from your investment dealer or financial planner or by writing to the fund at the following address:

                        THE GROWTH FUND OF AMERICA, INC.
                             ATTENTION:  SECRETARY
                           ONE MARKET, STEUART TOWER
                                P.O. BOX 7650
                           SAN FRANCISCO, CA  94120
                           TELEPHONE:  (415) 421-9360

 Shareholders who purchase shares at net asset value through eligible retirement plans should note that not all of the services or features described below may be available to them, and they should contact their employer for details.

Table of Contents
Item
DESCRIPTION OF CERTAIN SECURITIES
CERTAIN RISK FACTORS RELATING TO BELOW INVESTMENT GRADE BONDS
FUNDAMENTAL POLICIES AND INVESTMENT RESTRICTIONS
FUND OFFICERS AND DIRECTORS
MANAGEMENT
DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAXES
PURCHASE OF SHARES
REDEEMING SHARES
EXECUTION OF PORTFOLIO TRANSACTIONS
GENERAL INFORMATION
INVESTMENT RESULTS
DESCRIPTION OF BOND RATINGS
FINANCIAL STATEMENTS

                       DESCRIPTION OF CERTAIN SECURITIES

 The descriptions below are intended to supplement the material in the prospectus under "Investment Policies and Risks."

 U.S. GOVERNMENT SECURITIES - Securities guaranteed by the U.S. Government include: (1) direct obligations of the U.S. Treasury (such as Treasury bills, notes and bonds) and (2) federal agency obligations guaranteed as to principal and interest by the U.S. Treasury. For these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. Government, and thus they are of the highest possible credit quality. Such securities are subject to variations in market value due to fluctuations in interest rates, but, if held to maturity, will be paid in full.

Certain securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of, nor guaranteed by, the Treasury. However, they generally involve federal sponsorship in one way or another; some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to, Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, and Federal Intermediate Credit Banks.

 CASH AND CASH EQUIVALENTS - The fund may maintain assets in cash or cash equivalents. Cash equivalents include (1) commercial paper (short-term notes up to 9 months in maturity issued by corporations or governmental bodies); (2) commercial bank obligations such as certificates of deposit, (interest-bearing time deposits), bankers' acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity) and documented discount notes (corporate promissory discount notes accompanied by a commercial bank guarantee to pay at maturity); (3) savings association obligations (certificates of deposit issued by mutual savings banks or savings and loan associations); (4) securities of the U.S. Government, its agencies or instrumentalities that mature, or may be redeemed, in one year or less; and (5) corporate bonds and notes that mature, or that may be redeemed, in one year or less.

 CURRENCY TRANSACTIONS - The fund has the ability to hold a portion of its assets in U.S. dollars and other currencies and to enter into certain currency contracts in connection with investing in non-U.S. dollar denominated securities. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. For example, the fund might purchase a particular currency or enter into a foreign exchange contract to preserve the U.S. dollar price of securities it intends or has contracted to purchase. The fund does not currently intend to engage in any forward currency transactions other than purchasing and selling currencies and foreign exchange contracts which will be used to facilitate settlement of trades.

         CERTAIN RISK FACTORS RELATING TO BELOW INVESTMENT GRADE BONDS

 Certain risk factors relating to investing in below investment grade securities ("high-yield, high-risk bonds") are discussed below. During the previous fiscal year, the fund held none of its assets in below investment grade securities.

 SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGES - High-yield, high-risk bonds can be sensitive to adverse economic changes and political and corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaults on its obligations to pay interest or principal or enters into bankruptcy proceedings, the fund may incur losses or expenses in seeking recovery of amounts owed to it. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices and yields of high-yield, high-risk bonds and the fund's net asset value. From time to time legislation has been proposed that would limit the use of high-yield, high-risk bonds in certain instances. The impact that such legislation if enacted, could have on the market for such bonds cannot be predicted.

 PAYMENT EXPECTATIONS - High-yield, high-risk bonds, like other bonds, may contain redemption or call provisions. If an issuer exercised these provisions in a declining interest rate market, the fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high-yield, high-risk bond's value will decrease in a rising interest rate market, as will the value of the fund's assets. If the fund experiences unexpected net redemptions, this may force it to sell high-yield, high-risk bonds without regard to their investment merits, thereby decreasing the asset base upon which expenses can be spread and possibly reducing the fund's rate of return.

 LIQUIDITY AND VALUATION - There may be little trading in the secondary market for particular bonds, which may affect adversely the fund's ability to value accurately or dispose of such bonds. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield, high-risk bonds, especially in a thin market.

                FUNDAMENTAL POLICIES AND INVESTMENT RESTRICTIONS

 The fund has adopted certain fundamental policies and investment restrictions which cannot be changed without shareholder approval. Approval requires the affirmative vote of 67% or more of the voting securities present at a meeting of shareholders, provided more than 50% of such securities are represented at the meeting, or the vote of more than 50% of the outstanding voting securities, whichever is less.

The fund may not:

 1. Purchase the securities of any issuer, except the U.S. Government or any subdivision thereof, if upon such purchase more than 5% of the value of its total assets would consist of securities of such issuer.

 2. Purchase the securities of companies in a particular industry (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities) if thereafter 25% or more of the value of its total assets would consist of securities issued by companies in that industry.

 3. Purchase more than 10% of the voting or non-voting securities of any one issuer.

 4. Invest more than 15% of the value of its assets in securities that are illiquid.

 5. Purchase securities on margin.

 6. Purchase any real estate unless necessary for office space for the fund or for the protection of investments already made.

 7. Make loans to anyone (the purchase of a portion of an issue of bonds, debentures or other securities, whether or not on the original issue of such securities, is not to be considered the making of a loan).

 8. Sell securities or property short or permit any of its officers, directors or any of its affiliated persons to take short positions on shares of the fund.

 9. Purchase the securities of a company which has an officer or director who is an officer or director of the fund, or an officer or director of its investment adviser, if, to the knowledge of the fund, one or more of such persons own beneficially more than 1/2 of 1% of the shares of the company and in the aggregate more than 5% of the outstanding securities of such company.

 10. Borrow more than an amount equal to 5% of the value of its total assets, determined immediately after the time of the borrowing, and then only from banks, as a temporary measure for extraordinary or emergency purposes.

 11. Invest in the securities of other managed investment companies.

 12. Invest in the securities of any issuer for the purpose of exercising control or management.

 13. Deal in commodities or commodity contracts.

 14. Act as underwriter of securities issued by other persons.

 Although not fundamental policies, the fund has further agreed that it will not invest any part of its total assets in real estate or interests therein (excluding readily marketable securities) or invest in oil, gas or other mineral leases. The fund has also agreed that it will not purchase any warrants if immediately after and as a result of such purchase more than 5% of the market value of the total assets of the fund would be invested in such warrants, with no more than 2% being unlisted on the New York or American Stock Exchanges.

 Notwithstanding Investment Restriction #11, the fund may invest in securities of other investment companies if deemed advisable by its officers in connection with the administration of a deferred compensation plan adopted by Directors pursuant to an exemptive order granted by the Securities and Exchange Commission. Furthermore, Investment Restriction #13 does not prevent the fund from engaging in transactions involving forward currency contracts.

                       FUND OFFICERS AND DIRECTORS
                       DIRECTORS AND DIRECTOR COMPENSATION


NAME, ADDRESS                  POSITION       PRINCIPAL OCCUPATION(S)       AGGREGATE         TOTAL           NUMBER OF
AND AGE                        WITH           DURING PAST 5 YEARS           COMPENSATION      COMPENSATION    FUND BOARDS
                               REGISTRANT     (POSITIONS WITHIN THE         (INCLUDING        (INCLUDING      ON WHICH
                                              ORGANIZATIONS LISTED          VOLUNTARILY       VOLUNTARILY     DIRECTOR SERVES/3/
                                              MAY HAVE CHANGED DURING       DEFERRED          DEFERRED
                                              THIS PERIOD)                  COMPENSATION/1/)  COMPENSATION/1/)
                                                                            FROM THE          FROM ALL FUNDS
                                                                            COMPANY DURING    MANAGED BY CAPITAL
                                                                            FISCAL YEAR       RESEARCH AND
                                                                            ENDED 8/31/96     MANAGEMENT
                                                                                              COMPANY/1/ FOR THE
                                                                                              YEAR ENDED 8/31/96
-------------------           -----------     -----------------------       ---------------   --------------   ---------------
Robert A. Fox                  Director       President and Chief           $14,700/4/        $81,450          5
P.O. Box 457                                  Executive Officer,
1000 Davis Street                             Foster Farms; former
Livingston, CA 95334                          President,
Age: 59                                       Revlon International,
                                              Chairman and
                                              Chief Executive Officer,
                                              Clarke
                                              Hooper America
                                              (advertising).


Roberta L. Hazard              Director       Consultant; Rear              $14,700           $43,550          3
1419 Audmar Drive                             Admiral, United States
McLean, VA 22101                              Navy (Retired)
Age: 61

Leonade D. Jones               Director       Former Treasurer, The         $14,700/4/        $71,500          5
4105 Illinois Avenue,                         Washington Post Company
N.W.
Washington, D.C. 20011
Age: 48

John G. McDonald               Director       The IBJ Professor of          $15,900/4/        $140,450         7
Graduate School of                            Finance, Graduate
Business                                      School of
Stanford University                           Business, Stanford
Stanford, CA 94305                            University
Age: 59

Theodore D. Nierenberg         Director       Private investor; former      $14,100           $41,750          3
15 Middle Patent Road                         President, Dansk
Armonk, NY 10504                              International Designs,
Age:  73                                      Ltd.

+James W. Ratzlaff             Director       Senior Partner, The           None/5/           None             8
P.O. Box 7650                                 Capital Group Partners
San Francisco, CA 94120                       L.P.
Age: 60

Henry E. Riggs                 Director       President and Professor       $15,600/4/        $72,850          5
Kingston Hall 201                             of Engineering, Harvey
Harvey Mudd College                           Mudd College
Claremont, CA 91711
Age: 61

+Walter P. Stern               Chairman of    Chairman, Capital Group       None/5/           None             8
630 Fifth Avenue               the Board      International, Inc.;
New York, NY 10111                            Vice Chairman,
Age: 68                                       Capital Research
                                              International;
                                              Director, The Capital
                                              Group Companies, Inc.;
                                              Chairman, Capital
                                              International, Inc.;
                                              Director, Temple-
                                              Inland Inc. (forest
                                              products)

Patricia K. Woolf              Director       Private investor;             $15,300           $71,700          5
506 Quaker Road                               Lecturer, Department
Princeton, NJ 08540                           of Molecular Biology,
Age: 62                                       Princeton
                                              University


+ "Interested persons" within the meaning of the Investment Company Act of 1940 (the 1940 Act) on the basis of their affiliation with the fund's Investment Adviser, Capital Research and Management Company or the parent company of the Investment Adviser, The Capital Group Companies, Inc.



/1/ Amounts may be deferred by eligible directors under a non-qualified deferred compensation plan adopted by the fund in 1993. Deferred amounts accumulate at an earnings rate determined by the total return of one or more of the funds in The American Funds Group as designated by the director.

/2/ Capital Research and Management Company manages The American Funds Group consisting of 28 funds: AMCAP Fund, Inc., American Balanced Fund, Inc., American High-Income Municipal Bond Fund, Inc., American High-Income Trust, American Mutual Fund, Inc., The Bond Fund of America, Inc., The Cash Management Trust of America, Capital Income Builder, Inc., Capital World Growth and Income Fund, Inc., Capital World Bond Fund, Inc., EuroPacific Growth Fund, Fundamental Investors, Inc., The Growth Fund of America, Inc., The Income Fund of America. Inc., Intermediate Bond Fund of America, The Investment Company of America, Limited Term Tax-Exempt Bond Fund of America, The New Economy Fund, New Perspective Fund, Inc., SMALLCAP World Fund, Inc., The Tax-Exempt Bond Fund of America, Inc., The Tax-Exempt Fund of California, The Tax-Exempt Fund of Maryland, The Tax-Exempt Fund of Virginia, The Tax-Exempt Money Fund of America, The U.S. Treasury Money Fund of America, U.S. Government Securities Fund and Washington Mutual Investors Fund, Inc. Capital Research and Management Company also manages American Variable Insurance Series and Anchor Pathway Fund which serve as the underlying investment vehicles for certain variable insurance contracts; and Bond Portfolio for Endowments, Inc. and Endowments, Inc. whose shares may be owned only by tax-exempt organizations.

/3/ Includes funds managed by Capital Research and Management Company and affiliates.

/4/ Since the plan's adoption, the total amounts of deferred compensation accrued by the fund (plus earnings thereon) for participating Directors are as follows: Robert A. Fox ($86,472), Leonade D. Jones ($24,868), John G. McDonald ($41,551) and Henry E. Riggs ($45,522). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the fund until paid to the Director.

/5/ James W. Ratzlaff and Walter P. Stern are affiliated with the Investment Adviser and, accordingly, receive no compensation from the fund.

                                 OFFICERS
        (with their principal occupations for the past five years)#

Walter P. Stern, Chairman of the Board.

 Fund officers whose other positions are not described above are:

James F. Rothenberg, President /1/; President and Director, Capital Research and Management Company.

James E. Drasdo, Senior Vice President /1/; Senior Vice President and Director, Capital Research and Management Company.

Paul G. Haaga, Jr., Senior Vice President /1/; Executive Vice President and Director, Capital Research and Management Company; Director, American Funds Service Company.

Richard M. Beleson, Vice President /3/; Senior Vice President and Director, Capital Research Company.

Steven N. Kearsley, Vice President /2/; Vice President and Treasurer, Capital Research and Management Company; Director, American Funds Service Company.

Donald D. O'Neal, Vice President /3/, Vice President, Capital Research and Management Company.

Patrick F. Quan, Secretary /3/; Vice President - Fund Business Management Group, Capital Research and Management Company.

Mary C. Hall, Treasurer /2/; Senior Vice President - Fund Business Management Group, Capital Research and Management Company.

R. Marcia Gould, Assistant Treasurer /2/; Vice President - Fund Business Management Group, Capital Research and Management Company.

/1/ Address is 333 South Hope Street, Los Angeles, CA 90071.

/2/ Address is 135 South State College Boulevard, Brea, CA 92821.

/3/ Address is P.O. Box 7650, San Francisco, CA 94120.

# The principal occupation shown reflects the principal employment of each individual during the past five years. Corporate positions may, in some instances, have changed during this period.

All of the directors and officers are also officers and/or directors and/or trustees of one or more of the other funds for which Capital Research and Management Company serves as Investment Adviser. No compensation is paid by the fund to any officer or director who is a director, officer or employee of the Investment Adviser or affiliated companies. The fund pays fees of $10,000 per annum to directors who are not affiliated with the Investment Adviser, plus $700 for each Board of Directors meeting attended, plus $300 for each meeting attended as a member of a committee of the Board of Directors. The directors may elect, on a voluntary basis, to defer all or a portion of these fees through a deferred compensation plan in effect for the fund. The fund also reimburses certain expenses of the unaffiliated directors. As of August 31, 1996 the officers and directors of the fund and their families, as a group, owned beneficially or of record less than 1% of the outstanding shares.

                                   MANAGEMENT

 INVESTMENT ADVISER - The Investment Adviser, founded in 1931, maintains research facilities in the U.S. and abroad (Los Angeles, San Francisco, New York, Washington D.C., London, Geneva, Singapore, Hong Kong and Tokyo), with a staff of professionals, many of whom have a number of years of investment experience. The Investment Adviser is located at 333 South Hope Street, Los Angeles, CA 90071, and at 135 South College Boulevard, Brea, Ca 92821. The Investment Adviser's research professionals travel several million miles a year, making more than 5,000 research visits in more than 50 countries around the world. The Investment Adviser believes that it is able to attract and retain quality personnel.

 An affiliate of the Investment Adviser compiles indices for major stock markets around the world and compiles and edits the Morgan Stanley Capital International Perspective, providing financial and market information about more than 2,400 companies around the world.

 The Investment Adviser is responsible for managing more than $100 billion of stocks, bonds and money market instruments and serves over five million investors of all types. These investors include privately owned businesses and large corporations as well as schools, colleges, foundations and other non-profit and tax-exempt organizations.

INVESTMENT ADVISORY AND SERVICE AGREEMENT - The Investment Advisory and Service Agreement (the Agreement) between the fund and the Investment Adviser, dated January 1, 1994, and approved by the shareholders on December 14, 1993, shall be in effect until the close of business on November 30, 1997 and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (i) the Board of Directors of the fund, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the fund, and (ii) the vote of a majority of directors who are not parties to the Agreement or interested persons (as defined in said Act) of any such party, cast in person, at a meeting called for the purpose of voting on such approval. Renewal of the Agreement was approved by the unanimous vote of the Board of Directors of the fund on October 23, 1996 through November 30, 1997. The Agreement also provides that either party has the right to terminate it without penalty, upon 60 days' written notice to the other party, and that the Agreement automatically terminates in the event of its assignment (as defined in said Act).

 The Investment Adviser, in addition to providing investment advisory services, furnishes the services and pays the compensation and travel expenses of persons to perform the executive, administrative, clerical and bookkeeping functions of the fund, and provides suitable office space, necessary small office equipment and utilities, as well as general purpose accounting forms, supplies, and postage to be used at the offices of the fund relating to the services furnished by the Investment Adviser. The fund pays all expenses not specifically assumed by the Investment Adviser, including, but not limited to, custodian, stock transfer and dividend disbursing fees and expenses; costs of designing, printing and mailing reports, prospectuses, proxy statements, and notices to shareholders; taxes; expenses for the issuance and redemption of shares of the fund (including stock certificates, registration and qualification fees and expenses); expenses pursuant to the fund's Plan of Distribution (described below); legal and auditing expenses; compensation, fees, and expenses paid to directors unaffiliated with the Investment Adviser; association dues; costs of stationery and forms prepared exclusively for the fund; and costs of assembling and storing shareholder account data.

Capital Research and Management Company receives a management fee at the annual rates of 0.50% on the first $1 billion of the fund's net assets, 0.40% on net assets in excess of $1 billion but not exceeding $2 billion, 0.37% on net assets in excess of $2 billion but not exceeding $3 billion, 0.35% on net assets in excess of $3 billion but not exceeding $5 billion, 0.335% on net assets in excess of $5 billion but not exceeding $8 billion, and 0.325% on net assets in excess of $8 billion.

 The Agreement provides that the Investment Adviser shall reduce the fee payable by the fund the amount, if any, by which the total expenses of the fund for any fiscal year (excluding interest, taxes and extraordinary expenses) exceed 1.5% of the first $30 million of average net assets of the fund for such fiscal year, plus 1% of such average net assets in excess thereof. Expenses which are not subject to this limitation are interest, taxes, and extraordinary expenses. Expenditures, including costs incurred in connection with the purchase or sale of portfolio securities, which are capitalized in accordance with generally accepted accounting principles applicable to investment companies, are accounted for as capital items and not as expenses.

 For the fiscal years ended August 31, 1996, 1995, and 1994, the Investment Adviser received advisory fees of $30,625,000, $22,942,000, and $19,861,000, respectively.

 PRINCIPAL UNDERWRITER - American Funds Distributors, Inc. (the Principal Underwriter) is the principal underwriter of the fund's shares. The Principal Underwriter is located at 333 South Hope Street, Los Angeles, CA 90071, 135 South State College Boulevard, Brea, CA 92821, 8000 IH-10 West, San Antonio, TX 78230, 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240, and 5300 Robin Hood Road, Norfolk, VA 23513. The fund has adopted a Plan of Distribution (the Plan), pursuant to rule 12b-1 under the 1940 Act. The Principal Underwriter receives amounts payable pursuant to the Plan (see below) and commissions consisting of that portion of the sales charge remaining after the discounts which it allows to investment dealers. Commissions retained by the Principal Underwriter on sales of fund shares during the fiscal year ended August 31, 1996 amounted to $7,465,000 after allowance of $38,496,000 to dealers. During the fiscal years ended 1995 and 1994, the Principal Underwriter received $4,384,000 and $3,323,000, after allowance of $22,595,000 and $17,123,000 to dealers, respectively.

 As required by rule 12b-1, the Plan (together with the Principal Underwriting Agreement) has been approved by the full Board of Directors, and separately by a majority of the directors who are not interested persons of the fund and who have no direct or indirect financial interest in the operation of the Plan or the Principal Underwriting Agreement, and the Plan has been approved by the vote of a majority of the outstanding voting securities of the fund. The officers and directors who are "interested" persons of the fund may be considered to have a direct or indirect financial interest in the operation of the Plan due to present or past affiliations with the Investment Adviser and related companies. Potential benefits of the Plan to the fund include improved shareholder services, savings to the fund in transfer agency costs, savings to the fund in advisory fees and other expenses, benefits to the investment process from growth or stability of assets and maintenance of a financially healthy management organization. The selection and nomination of directors who are not "interested persons" of the fund are committed to the discretion of the directors who are not interested persons during the existence of the Plan. The Plan is reviewed quarterly and must be renewed annually by the Board of Directors.

 Under the Plan the fund may expend up to 0.25% of its net assets annually to finance any activity which is primarily intended to result in the sale of fund shares, provided the fund's Board of Directors has approved the category of expenses for which payment is being made. These include service fees for qualified dealers and dealer commissions and wholesaler compensation on sales of shares exceeding $1 million (including purchases by any employer-sponsored 403(b) plan or by any defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 200 or more eligible employees). Only expenses incurred during the preceding 12 months and accrued while the Plan is in effect may be paid by the fund. During the fiscal year ended August 31, 1996, the fund paid or accrued $19,612,000 for compensation to dealers under the Plan.

 The Glass-Steagall Act and other applicable laws, among other things, generally prohibit commercial banks from engaging in the business of underwriting, selling or distributing securities, but permit banks to make shares of mutual funds available to their customers and to perform administrative and shareholder servicing functions. However, judicial or administrative decisions or interpretations of such laws, as well as changes in either federal or state statutes or regulations relating to the permissible activities of banks or their subsidiaries or affiliates, could prevent a bank from continuing to perform all or a part of its servicing activities. If a bank were prohibited from so acting, shareholder clients of such bank would be permitted to remain shareholders of the fund and alternate means for continuing the servicing of such shareholders would be sought. In such event, changes in the operation of the fund might occur and shareholders serviced by such bank might no longer be able to avail themselves of any automatic investment or other services then being provided by such bank. It is not expected that shareholders would suffer adverse financial consequences as a result of any of these occurrences.

 In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and certain banks and financial institutions may be required to be registered as dealers pursuant to state law.

DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAXES

 The fund intends to meet all the requirements, and has elected the tax status of a "regulated investment company," under the provisions of Subchapter M of the Internal Revenue Code of 1986 (the Code). Under Subchapter M, if the fund distributes within specified times at least 90% of its investment company taxable income, it will be taxed only on that portion of such investment company taxable income that it retains.

 To qualify, the fund must (a) derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities, currencies or other income derived with respect to its business of investing in such stock, securities or currencies; (b) derive less than 30% of its gross income from the gains on sale or other disposition of stock or securities held less than three months; and (c) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the fund's assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies, and other securities which must be limited, in respect of any one issuer, to an amount not greater than 5% of the fund's assets and 10% of the outstanding voting securities of such issuer, and
(ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or in two or more issuers which the fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses.

 Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company's "required distribution" for the calendar year ending within the regulated investment company's taxable year over the "distributed amount" for such calendar year. The term "required distribution" means the sum of (i) 98% of ordinary income for the calendar year, (ii) 98% of capital gains (both long-term and short-term) for the one-year period ending on October 31 (as though the one-year period ending on October 31 were the regulated investment company's taxable year), and (iii) the sum of any untaxed, undistributed net investment income and net capital gains of the regulated investment company for prior periods. The term "distributed amount" generally means the sum of (i) amounts actually distributed by the fund from its current year's ordinary income and capital gain net income and (ii) any amount on which the fund pays income tax for the year. The fund intends to distribute net investment income and net capital gains so as to minimize or avoid excise tax liability.

 The amount of any realized gain or loss on closing out a futures contract such as a forward commitment for the purchase or sale of foreign currency will generally result in a realized capital gain or loss for tax purposes. Futures contracts held by the fund at the end of each fiscal year will be required to be "marked to market" for federal income tax purposes, that is, deemed to have been sold at market value. Sixty percent (60%) of any net gain or loss recognized on these deemed sales and sixty percent (60%) of any net realized gain or loss from any actual sales will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss. Currency transactions that are not subject to Section 1256 of the Code may be subject to Section 988 of the Code, in which case the 60%/40% long-term/short-term capital gain or loss rule of Section 1256 would not apply. Rather, each Section 988 foreign currency gain or loss would generally be computed separately and treated as ordinary income or loss. The fund will attempt to monitor Section 988 transactions to avoid an adverse tax impact.

 If the fund purchases shares in certain foreign investment entities, called "passive foreign investment companies" (PFIC), the fund may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the fund to its shareholders. Additional charges in the nature of interest may be imposed on either the fund or its shareholders in respect of deferred taxes arising from such distributions or gains. If the fund were to invest in a PFIC and elected to treat the PFIC as a "qualified electing fund" under the Code, in lieu of the foregoing requirements, the fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the fund, and such amounts would be subject to the 90% and calendar year distribution requirements described above.

 The fund also intends to continue distributing to shareholders all of the excess of net long-term capital gain over net short-term capital loss on sales of securities. If the net asset value of shares of the fund should, by reason of a distribution of realized capital gains, be reduced below a shareholder's cost, such distribution would to that extent be a return of capital to that shareholder even though taxable to the shareholder, and a sale of shares by a shareholder at net asset value at that time would establish a capital loss for federal tax purposes.

 Dividends generally are taxable to shareholders at the time they are paid. However, dividends declared in October, November and December and made payable to shareholders of record in such a month are treated as paid and are thereby taxable as of December 31, provided that the fund pays the dividend no later than the end of January of the following year.

Corporate shareholders of the fund may be eligible for the dividends-received deduction on the dividends (excluding the net capital gain distributions) paid by the fund to the extent that the fund's income is derived from dividends (which if received directly, would qualify for such deduction) received from domestic corporations. In order to qualify for the dividends-received deduction, a corporate shareholder must hold the fund shares paying the dividends upon which the deduction is based for at least 46 days.

 If a shareholder exchanges or otherwise disposes of shares of the fund within 90 days of having acquired such shares, and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge for shares of the fund, or of a different fund, the sales charge previously incurred in acquiring the fund's shares shall not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges) for the purpose of determining the amount of gain or loss on the exchange, but will be treated as having been incurred in the acquisition of such other shares. Also, any loss realized on a redemption or exchange of shares of a fund will be disallowed to the extent substantially identical shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.

 The fund may be required to pay withholding and other taxes imposed by foreign countries generally at rates from 10% to 40% which would reduce the fund's investment income. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. Not more than 50% of the total assets of the fund are expected to consist of securities of foreign issuers. Therefore, the fund will not be eligible to elect to "pass through" foreign tax credits to shareholders and, to the extent the fund does pay foreign withholding or other foreign taxes on investments in foreign securities, shareholders will not be able to deduct their pro rata share of such taxes in computing their taxable income and will not be able to take their share of such taxes as a credit against their U.S. income taxes.

 Under the Code, distributions of net investment income by the fund to a shareholder who, as to the U.S., is a nonresident alien individual, nonresident alien fiduciary of a trust or estate, foreign corporation or foreign partnership (a foreign shareholder) will be subject to U.S. withholding tax (at a rate of 30% or lower treaty rate). Withholding will not apply if a dividend paid by the fund to a foreign shareholder is "effectively connected" with a U.S. trade or business, in which case the reporting and withholding requirements applicable to U.S. citizens, U.S. residents or domestic corporations will apply. Distributions of net long-term capital gains are not subject to tax withholding, but in the case of a foreign shareholder who is a nonresident alien individual, such distributions ordinarily will be subject to U.S. income tax at a rate of 30% if the individual is physically present in the U.S. for more than 182 days during the taxable year.

 As of the date of this statement of additional information, the maximum federal individual stated tax rate applicable to ordinary income is 39.6% (effective tax rates may be higher for some individuals due to phase out of exemptions and elimination of deductions); the maximum individual tax rate applicable to net capital gains is 28%; and the maximum corporate tax applicable to ordinary income and net capital gains is 35%. However, to eliminate the benefit of lower marginal corporate income tax rates, corporations which have taxable income in excess of $100,000 for a taxable year will be required to pay an additional amount of tax of up to $11,750 and corporations which have taxable income in excess of $15,000,000 for a taxable year will be required to pay an additional amount of tax of up to $100,000. Naturally, the amount of tax payable by a shareholder with respect to either distributions from the fund or disposition of fund shares will be affected by a combination of tax law rules covering, E.G., deductions, credits, deferrals, exemptions, sources of income and other matters. Under the Code, an individual is entitled to establish an IRA each year (prior to the tax return filing deadline for the year) whereby earnings on investments are tax-deferred. In addition, in some cases, the IRA contribution itself may be deductible.

 The foregoing is limited to a summary of federal taxation and should not be viewed as a comprehensive discussion of all provisions of the Code relevant to investors. Dividends and capital gain distributions may also be subject to state or local taxes. Investors are urged to consult their tax advisers with specific reference to their own tax situations.

   PURCHASE OF SHARES


METHOD                  INITIAL INVESTMENT                     ADDITIONAL INVESTMENTS

                        See "Investment Minimums and           $50 minimum (except where a lower
                        Fund Numbers" for initial              minimum is noted under "Investment
                        investment minimums.                   Minimums and Fund Numbers").

By contacting           Visit any investment dealer who        Mail directly to your investment
your                    is registered in the state             dealer's address printed on your
investment              where the purchase is made and         account statement.
dealer                  who has a sales agreement with
                        American Funds Distributors.

By mail                 Make your check payable to the         Fill out the account additions form
                        fund and mail to the address           at the bottom of a recent account
                        indicated on the account               statement, make your check payable to
                        application.  Please indicate          the fund, write your account number
                        an investment dealer on the            on your check, and mail the check and
                        account application.                   form in the envelope
                                                               provided with your account statement.

By telephone            Please contact your investment         Complete the "Investments by Phone"
                        dealer to open account, then           section on the account application or
                        follow the procedures for              American FundsLink Authorization
                        additional investments.                Form.  Once you establish the
                                                               privilege, you, your financial
                                                               advisor or any person with your
                                                               account information can call American
                                                               FundsLineR and make investments by
                                                               telephone (subject to conditions
                                                               noted in "Telephone Purchases,
                                                               Sales and
                                                               Exchanges" in the prospectus).

By wire                 Call 800/421-0180 to obtain            Your bank should wire your additional
                        your account number(s), if             investments in the same manner as
                        necessary.  Please indicate an         described under "Initial Investment."
                        investment dealer on the
                        account.  Instruct your bank to
                        wire funds to:
                        Wells Fargo Bank
                        155 Fifth Street
                        Sixth Floor
                        San Francisco, CA 94106
                        (ABA #121000248)
                        For credit to the account of:
                        American Funds Service
                        Company
                        a/c #4600-076178
                        (fund name)
                        (your fund acct. no.)

THE FUNDS AND AMERICAN FUNDS DISTRIBUTORS RESERVE THE RIGHT TO REJECT ANY PURCHASE ORDER.



 INVESTMENT MINIMUMS AND FUND NUMBERS - Here are the minimum initial investments required by the funds in The American Funds Group along with fund numbers for use with our automated phone line, American FundsLineR (see description below):


FUND                                                              MINIMUM            FUND
                                                                  INITIAL            NUMBER
                                                                  INVESTMENT

STOCK AND STOCK/BOND FUNDS

AMCAP FundR                                                                          02
                                                                  $1,000

American Balanced FundR                                                              11
                                                                  500

American Mutual FundR                                                                03
                                                                  250

Capital Income BuilderR                                                              12
                                                                  1,000

Capital World Growth and Income Fund$                                                33
                                                                  1,000

EuroPacific Growth FundR                                                             16
                                                                  250

Fundamental Investors$                                                               10
                                                                  250

The Growth Fund of AmericaR                                                          05
                                                                  1,000

The Income Fund of AmericaR                                                          06
                                                                  1,000

The Investment Company of AmericaR                                                   04
                                                                  250

The New Economy FundR                                                                14
                                                                  1,000

New Perspective FundR                                                                07
                                                                  250

SMALLCAP World FundR                                                                 35
                                                                  1,000

Washington Mutual Investors Fund$                                                    01
                                                                  250

BOND FUNDS

American High-Income Municipal Bond FundR                                            40
                                                                  1,000

American High-Income Trust$                                                          21
                                                                  1,000

The Bond Fund of America$                                                            08
                                                                  1,000

Capital World Bond FundR                                                             31
                                                                  1,000

Intermediate Bond Fund of America$                                                   23
                                                                  1,000

Limited Term Tax-Exempt Bond Fund of America$                                        43
                                                                  1,000

The Tax-Exempt Bond Fund of AmericaR                                                 19
                                                                  1,000

The Tax-Exempt Fund of CaliforniaR*                                                  20
                                                                  1,000

The Tax-Exempt Fund of MarylandR*                                                    24
                                                                  1,000

The Tax-Exempt Fund of VirginiaR*                                                    25
                                                                  1,000

U.S. Government Securities Fund$                                                     22
                                                                  1,000

MONEY MARKET FUNDS

The Cash Management Trust of AmericaR                                                09
                                                                  2,500

The Tax-Exempt Money Fund of America$                                                39
                                                                  2,500

The U.S. Treasury Money Fund of America$                                             49
                                                                  2,500

___________
*Available only in certain states.



 For retirement plan investments, the minimum is $250, except that the money market funds have a minimum of $1,000 for individual retirement accounts
(IRAs). Minimums are reduced to $50 for purchases through "Automatic Investment Plans" (except for the money market funds) or to $25 for purchases by retirement plans through payroll deductions and may be reduced or waived for shareholders of other funds in The American Funds Group. TAX-EXEMPT FUNDS SHOULD NOT SERVE AS RETIREMENT PLAN INVESTMENTS. The minimum is $50 for additional investments (except as noted above).

 DEALER COMMISSIONS - The sales charges you pay when purchasing the stock, stock/bond, and bond funds of The American Funds Group are set forth below. The money market funds of The American Funds Group are offered at net asset value. (See "Investment Minimums and Fund Numbers" for a listing of the funds.)


AMOUNT OF PURCHASE                                  SALES CHARGE AS                        DEALER
AT THE OFFERING PRICE                               PERCENTAGE OF THE:                     CONCESSION
                                                                                           AS PERCENTAGE
                                                                                           OF THE
                                                                                           OFFERING
                                                                                           PRICE

                                                    NET AMOUNT           OFFERING
                                                    INVESTED             PRICE

STOCK AND STOCK/BOND FUNDS

Less than $50,000
                                                    6.10%                5.75%             5.00%

$50,000 but less than $100,000
                                                    4.71                 4.50              3.75

BOND FUNDS

Less than $25,000
                                                    4.99                 4.75              4.00

$25,000 but less than $50,000
                                                    4.71                 4.50              3.75

$50,000 but less than $100,000
                                                    4.17                 4.00              3.25

STOCK, STOCK/BOND, AND BOND FUNDS

$100,000 but less than $250,000
                                                    3.63                 3.50              2.75

$250,000 but less than $500,000
                                                    2.56                 2.50              2.00

$500,000 but less than $1,000,000
                                                    2.04                 2.00              1.60

$1,000,000 or more                                                                         (see below)
                                                    none                 none


 Commissions of up to 1% will be paid to dealers who initiate and are responsible for purchases of $1 million or more, for purchases by any employer-sponsored 403(b) plan or purchases by any defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 200 or more eligible employees, and for purchases made at net asset value by certain retirement plans of organizations with collective retirement plan assets of $100 million or more: 1.00% on amounts of $1 million to $2 million, 0.80% on amounts over $2 million to $3 million, 0.50% on amounts over $3 million to $50 million, 0.25% on amounts over $50 million to $100 million, and 0.15% on amounts over $100 million. The level of dealer commissions will be determined based on sales made over a 12-month period commencing from the date of the first sale at net asset value.

 American Funds Distributors, at its expense (from a designated percentage of its income), will, during calendar year 1997, provide additional compensation to dealers. Currently these payments are limited to the top one hundred dealers who have sold shares of the fund or other funds in The American Funds Group. These payments will be based on a pro rata share of a qualifying dealer's sales. American Funds Distributors will, on an annual basis, determine the advisability of continuing these payments.

Any employer-sponsored 403(b) plan or defined contribution plan qualified under
Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 200 or more eligible employees or any other purchaser investing at least $1 million in shares of the fund (or in combination with shares of other funds in The American Funds Group other than the money market funds) may purchase shares at net asset value; however, a contingent deferred sales charge of 1% is imposed on certain redemptions made within twelve months of the purchase. (See "Redeeming Shares--Contingent Deferred Sales Charge.")

Qualified dealers currently are paid a continuing service fee not to exceed 0.25% of average net assets (0.15% in the case of the money market funds) annually in order to promote selling efforts and to compensate them for providing certain services. These services include processing purchase and redemption transactions, establishing shareholder accounts and providing certain information and assistance with respect to the fund.

 NET ASSET VALUE PURCHASES - The stock, stock/bond and bond funds may sell shares at net asset value to: (1) current or retired directors, trustees, officers and advisory board members of the funds managed by Capital Research and Management Company, employees of Washington Management Corporation, employees and partners of The Capital Group Companies, Inc. and its affiliated companies, certain family members of the above persons, and trusts or plans primarily for such persons; (2) current registered representatives, retired registered representatives with respect to accounts established while active, or full-time employees (and their spouses, parents, and children) of dealers who have sales agreements with American Funds Distributors (or who clear transactions through such dealers) and plans for such persons or the dealers;
(3) companies exchanging securities with the fund through a merger, acquisition or exchange offer; (4) trustees or other fiduciaries purchasing shares for certain retirement plans of organizations with retirement plan assets of $100 million or more; (5) insurance company separate accounts; (6) accounts managed by subsidiaries of The Capital Group Companies, Inc.; and (7) The Capital Group Companies, Inc., its affiliated companies and Washington Management Corporation. Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense.

 STATEMENT OF INTENTION - The reduced sales charges and offering prices set forth in the Prospectus apply to purchases of $50,000 or more made within a 13-month period subject to the following statement of intention (the Statement) terms. The Statement is not a binding obligation to purchase the indicated amount. When a shareholder elects to utilize the Statement in order to qualify for a reduced sales charge, shares equal to 5% of the dollar amount specified in the Statement will be held in escrow in the shareholder's account out of the initial purchase (or subsequent purchases, if necessary) by the Transfer Agent. All dividends and any capital gain distributions on shares held in escrow will be credited to the shareholder's account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified 13-month period, the purchaser will remit to the Principal Underwriter the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. If the difference is not paid within 45 days after written request by the Principal Underwriter or the investment dealer, the appropriate number of shares held in escrow will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser will be liable to the Principal Underwriter for the balance still outstanding. The Statement may be revised upward at any time during the 13-month period, and such a revision will be treated as a new Statement, except that the 13-month period during which the purchase must be made will remain unchanged and there will be no retroactive reduction of the sales charges paid on prior purchases. Existing holding eligible for rights of accumulation (see the prospectus and account application) may be credited toward satisfying the statement. During the statement period reinvested dividends and capital gain distributions, investments in money market funds, and investments made under a right of reinstatement will not be credited toward satisfying the Statement.

 In the case of purchase orders by the trustees of certain retirement plans by payroll deduction, the sales charge for the investments made during the 13-month period will be handled as follows: The regular monthly payroll deduction investment will be multiplied by 13 and then multiplied by 1.5. The current value of existing American Funds investments (other than money market fund investments) and any rollovers or transfers reasonably anticipated to be invested in non-money market American Funds during the 13-month period are added to the figure determined above. The sum is the Statement amount and applicable breakpoint level. On the first investment and all other investments made pursuant to the statement of intention, a sales charge will be assessed according to the sales charge breakpoint thus determined. There will be no retroactive adjustments in sales charges on investments previously made during the 13-month period.

 Shareholders purchasing shares at a reduced sales charge under a Statement indicate their acceptance of these terms with their first purchase.

 AGGREGATION - Sales charge discounts are available for certain aggregated investments. Qualifying investments include those by you, your spouse and your children under the age of 21, if all parties are purchasing shares for their own account(s), which may include purchases through employee benefit plan(s) such as an IRA, individual-type 403(b) plan or single-participant Keogh-type plan or by a business solely controlled by these individuals (for example, the individuals own the entire business) or by a trust (or other fiduciary arrangement) solely for the benefit of these individuals. Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are (1) for a single trust estate or fiduciary account, including an employee benefit plan other than those described above or (2) made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the Investment Company Act of 1940, again excluding employee benefit plans described above, or (3) for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares. Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

 PRICE OF SHARES - Purchases of shares are made at the offering price next determined after the purchase order is received by the fund or American Funds Service Company; this offering price is effective for orders received prior to the time of determination of the net asset value and, in the case of orders placed with dealers, accepted by the Principal Underwriter prior to its close of business. In case of orders sent directly to the fund or American Funds Service Company, an investment dealer must be indicated. The dealer is responsible for promptly transmitting purchase orders to the Principal Underwriter. Orders received by the investment dealer, the Transfer Agent, or the fund after the time of the determination of the net asset value will be entered at the next calculated offering price. Prices which appear in the newspaper are not always indicative of prices at which you will be purchasing and redeeming shares of the fund, since such prices generally reflect the previous day's closing price whereas purchases and redemptions are made at the next calculated price.

 The price you pay for shares, the offering price, is based on the net asset value per share which is calculated once daily at the close of trading (currently 4:00 p.m., New York time) each day the New York Stock Exchange is open. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day. The net asset value per share is determined as follows:

 1. Stocks, convertible bonds and debentures, traded on a national securities exchange (or reported on the NASDAQ national market) and securities traded in the over-the-counter market are stated at the last reported sales price on the day of valuation; other securities, and securities for which no sales was reported on that date, are stated at the last quoted bid price.
Non-convertible bonds and debentures, and other long-term debt securities normally are valued at prices obtained for the day of valuation from a bond pricing service when such prices are available; however, in circumstances where the Investment Adviser deems it appropriate to do so, an over-the-counter or exchange quotation may be used. U.S. Treasury bills, and other short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, certificates of deposit issued by banks, corporate short-term notes and other short-term investments with original or remaining maturities in excess of 60 days are valued at the mean of representative quoted bid and asked prices for such securities or, if such prices are not available, for securities of comparable maturity, quality and type. Short-term securities with 60 days or less to maturity are valued at amortized cost, which approximates market value. Other securities are valued on the basis of last sale or bid prices in what is, in the opinion of the Investment Adviser, the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Where quotations are not readily available, securities are valued at fair value as determined in good faith by the Valuation Committee of the Board of Directors. The fair value of all other assets is added to the value of securities to arrive at the fund's total assets;

 2. There are deducted from the total assets, thus determined, the liabilities, including proper accruals of taxes and other expense items; and

 3. The value of the net assets so obtained is then divided by the total number of shares outstanding, and the result, rounded to the nearer cent, is the net asset value per share.

 Any purchase order may be rejected by the Principal Underwriter or the fund. The Principal Underwriter will not knowingly sell shares of the fund directly or indirectly to any person or entity, where, after the sale, such person or entity would own beneficially directly or indirectly more than 4.5% of the outstanding shares of the fund without the consent of a majority of the fund's directors.

REDEEMING SHARES


By writing to American Funds         Send a letter of instruction specifying the name
Service Company (at the              of the fund, the number of shares or dollar
appropriate address indicated        amount to be sold, your name and account number.
under "Principal Underwriter         You should also enclose any share certificates
and Transfer Agent" in the           you wish to redeem.  For redemptions over
prospectus)                          $50,000 and for certain redemptions of $50,000
                                     or less (see below), your signature must be
                                     guaranteed by a bank, savings association,
                                     credit union, or member firm of a domestic stock
                                     exchange or the National Association of
                                     Securities Dealers, Inc. that is an eligible
                                     guarantor institution.  You should verify with
                                     the institution that it is an eligible guarantor
                                     prior to signing.  Additional documentation may
                                     be required for redemption of shares held in
                                     corporate, partnership or fiduciary accounts.
                                     Notarization by a Notary Public is not an
                                     acceptable signature guarantee.

By contacting your investment        If you redeem shares through your investment
dealer                               dealer, you may be charged for this service.
                                     SHARES HELD FOR YOU IN YOUR INVESTMENT
                                     DEALER'S STREET NAME MUST BE REDEEMED THROUGH
                                     THE DEALER.

You may have a redemption            You may use this option, provided the account is
check sent to you by using           registered in the name of an individual(s), a
American FundsLineR or by            UGMA/UTMA custodian, or a non-retirement plan
telephoning, faxing, or              trust.  These redemptions may not exceed $10,000
telegraphing American Funds          per day, per fund account and the check must be
Service Company (subject to          made payable to the shareholder(s) of record and
the conditions noted in this         be sent to the address of record provided the
section and in "Telephone            address has been used with the account for at
Purchases, Sales and                 least 10 days.  See "Principal Underwriter and
Exchanges" in the prospectus)        Transfer Agent" in the prospectus and "Exchange
                                     Privilege" below for the appropriate telephone
                                     or fax number.

In the case of the money             Upon request (use the account application for
market funds, you may have           the money market funds) you may establish
redemptions wired to your            telephone redemption privileges (which
bank by telephoning American         will enable you to have a redemption sent to
Funds Service Company                your bank account) and/or check writing
($1,000 or more) or by               privileges.  If you request check writing
writing a check ($250 or             privileges, you will be provided with checks
more)                                that you may use to draw against your account.
                                     These checks may be made payable to anyone you
                                     designate and must be signed by the authorized
                                     number of registered shareholders exactly as
                                     indicated on your checking account signature
                                     card.


 A SIGNATURE GUARANTEE IS NOT CURRENTLY REQUIRED FOR ANY REDEMPTION OF $50,000 OR LESS PROVIDED THE REDEMPTION CHECK IS MADE PAYABLE TO THE REGISTERED SHAREHOLDER(S) AND IS MAILED TO THE ADDRESS OF RECORD, PROVIDED THE ADDRESS HAS BEEN USED WITH THE ACCOUNT FOR AT LEAST 15 DAYS.

CONTINGENT DEFERRED SALES CHARGE - A contingent deferred sales charge of 1% applies to certain redemptions made within twelve months of purchase on investments of $1 million or more and on any investment made with no initial sales charge by any employer-sponsored 403(b) plan or defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 200 or more eligible employees. The charge is 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares. Shares held for the longest period are assumed to be redeemed first for purposes of calculating this charge. The charge is waived for exchanges (except if shares acquired by exchange were then redeemed within 12 months of the initial purchase); for distributions from qualified retirement plans and other employee benefit plans; for redemptions resulting from participant-directed switches among investment options within a participant-directed employer-sponsored retirement plan; for distributions from 403(b) plans or IRAs due to death, disability or attainment of age 591/2; for tax-free returns of excess contributions to IRAs; for redemptions through certain automatic withdrawals not exceeding 10% of the amount that would otherwise be subject to the charge; and for redemptions in connection with loans made by qualified retirement plans.

                  SHAREHOLDER ACCOUNT SERVICES AND PRIVILEGES

 AUTOMATIC INVESTMENT PLAN - The automatic investment plan enables shareholders to make regular monthly or quarterly investments in shares through automatic charges to their bank accounts. With shareholder authorization and bank approval, the Transfer Agent will automatically charge the bank account for the amount specified ($50 minimum), which will be automatically invested in shares at the offering price on or about the dates you select. Bank accounts will be charged on the day or a few days before investments are credited, depending on the bank's capabilities, and shareholders will receive a confirmation statement at least quarterly. Participation in the plan will begin within 30 days after receipt of the account application. If the shareholder's bank account cannot be charged due to insufficient funds, a stop-payment order or the closing of the account, the plan may be terminated and the related investment reversed. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Transfer Agent.

 AUTOMATIC REINVESTMENT - Dividends and capital gain distributions are reinvested in additional shares at no sales charge unless you indicate otherwise on the account application. You also may elect to have dividends and/or capital gain distributions paid in cash by informing the fund, American Funds Service Company or your investment dealer.

 CROSS-REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS - A shareholder in one fund may elect to cross-reinvest dividends or dividends and capital gain distributions paid by that fund (the paying fund) into any other fund in The American Funds Group (the receiving fund) subject to the following conditions:
(I) the aggregate value of the shareholder's account(s) in the paying fund(s) must equal or exceed $5,000 (this condition is waived if the value of the account in the receiving fund equals or exceeds that fund's minimum initial investment requirement), (ii) as long as the value of the account in the receiving fund is below that fund's minimum initial investment requirement, dividends and capital gain distributions paid by the receiving fund must be automatically reinvested in the receiving fund, and (iii) if this privilege is discontinued with respect to a particular receiving fund, the value of the account in that fund must equal or exceed the fund's minimum initial investment requirement or the fund shall have the right, if the shareholder fails to increase the value of the account to such minimum within 90 days after being notified of the deficiency, to automatically redeem the account and send the proceeds to the shareholder. These cross-reinvestments of dividends and capital gain distributions will be at net asset value (without sales charge).

 EXCHANGE PRIVILEGE - You may exchange shares into other funds in The American Funds Group. Exchange purchases are subject to the minimum investment requirements of the fund purchased and no sales charge generally applies. However, exchanges of shares from the money market funds are subject to applicable sales charges on the fund being purchased, unless the money market fund shares were acquired by an exchange from a fund having a sales charge, or by reinvestment or cross-reinvestment of dividends or capital gain distributions.

 You may exchange shares by writing to American Funds Service Company (see "Redeeming Shares"), by contacting your investment dealer, by using American FundsLineR (see "American FundsLineR" below), or by telephoning 800/421-0180 toll-free, faxing (see "Principal Underwriter and Transfer Agent" in the prospectus for the appropriate fax numbers) or telegraphing American Funds Service Company. (See "Telephone Redemptions and Exchanges" below.) Shares held in corporate-type retirement plans for which Capital Guardian Trust Company serves as trustee may not be exchanged by telephone, fax or telegraph. Exchange redemptions and purchases are processed simultaneously at the share prices next determined after the exchange order is received. (See "Purchase of Shares--Price of Shares.") THESE TRANSACTIONS HAVE THE SAME TAX CONSEQUENCES AS ORDINARY SALES AND PURCHASES.

AUTOMATIC EXCHANGES - You may automatically exchange shares (in amounts of $50 or more) among any of the funds in The American Funds Group on any day (or preceding business day if the day falls on a non-business day) of each month you designate. You must either meet the minimum initial investment requirement for the receiving fund OR the originating fund's balance must be at least $5,000 and the receiving fund's minimum must be met within one year.

AUTOMATIC WITHDRAWALS - Withdrawal payments are not to be considered as dividends, yield or income. Automatic investments may not be made into a shareholder account from which there are automatic withdrawals. Withdrawals of amounts exceeding reinvested dividends and distributions and increases in share value would reduce the aggregate value of the shareholder's account. The Transfer Agent arranges for the redemption by the fund of sufficient shares, deposited by the shareholder with the Transfer Agent, to provide the withdrawal payment specified.

 ACCOUNT STATEMENTS - Your account is opened in accordance with your registration instructions. Transactions in the account, such as additional investments and dividend reinvestments, will be reflected on regular confirmation statements from American Funds Service Company. Purchases through automatic investment plans and certain retirement plans will be confirmed at least quarterly.

 AMERICAN FUNDSLINER - You may check your share balance, the price of your shares, or your most recent account transaction, redeem shares (up to $10,000 per fund, per account each day), or exchange shares around the clock with American FundsLineR. To use this service, call 800/325-3590 from a TouchTonet telephone. Redemptions and exchanges through American FundsLineR are subject to the conditions noted above and in "Redeeming Shares--Telephone Redemptions and Exchanges" below. You will need your fund number (see the list of funds in The American Funds Group under "Purchase of Shares--Investment Minimums and Fund Numbers"), personal identification number (the last four digits of your Social Security number or other tax identification number associated with your account) and account number.

 TELEPHONE REDEMPTIONS AND EXCHANGES - By using the telephone (including American FundsLineR), fax or telegraph redemption and/or exchange options, you agree to hold the fund, American Funds Service Company, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liability (including attorney fees) which may be incurred in connection with the exercise of these privileges. Generally, all shareholders are automatically eligible to use these options. However, you may elect to opt out of these options by writing American Funds Service Company (you may also reinstate them at any time by writing American Funds Service Company). If American Funds Service Company does not employ reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine, the fund may be liable for losses due to unauthorized or fraudulent instructions. In the event that shareholders are unable to reach the fund by telephone because of technical difficulties, market conditions, or a natural disaster, redemption and exchange requests may be made in writing only.

                      EXECUTION OF PORTFOLIO TRANSACTIONS

 There are occasions on which portfolio transactions for the fund may be executed as part of concurrent authorizations to purchase or sell the same security for other funds served by the Investment Adviser, or for trusts or other accounts served by affiliated companies of the Investment Adviser. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to the fund, they are effected only when the Investment Adviser believes that to do so is in the interest of the fund. When such concurrent authorizations occur, the objective is to allocate the executions in an equitable manner. The fund will not pay a mark-up for research in principal transactions.

 The fund is required to disclose information regarding investments in the securities of broker-dealers which have certain relationships with the fund. During the last fiscal year, American Express Credit Corp. was among the top 10 dealers that acted as principals in portfolio transactions. The fund held debt securities of American Express Credit Corp. in the amount of $63,182,000 as of the close of its most recent fiscal year.

 Brokerage commissions paid on portfolio transactions during the fiscal years ended August 31, 1996, 1995 and 1994, amounted to $5,390,000, $3,385,000, and
$2,290,000, respectively.

GENERAL INFORMATION

 CUSTODIAN OF ASSETS - Securities and cash owned by the fund, including proceeds from the sale of shares of the fund and of securities in the fund's portfolio, are held by The Chase Manhattan Bank, One Chase Manhattan Plaza, New York, NY 10081, as Custodian.

 TRANSFER AGENT - American Funds Service Company, a wholly owned subsidiary of the Investment Adviser, maintains the record of each shareholder's account, processes purchases and redemptions of the fund's shares, acts as dividend and capital gain distribution disbursing agent, and performs other related shareholder service functions. American Funds Service Company was paid a fee of $8,079,000 for the fiscal year ended August 31, 1996.

 INDEPENDENT AUDITORS - Deloitte & Touche LLP located at 1000 Wilshire Boulevard, Los Angeles, CA 90017, serves as the fund's independent auditors providing audit services, preparation of tax returns and review of certain documents of the fund to be filed with the Securities and Exchange Commission. The financial statements incorporated in this Statement of Additional Information have been so included in reliance on the report of Deloitte & Touche LLP given on the authority of said firm as experts in accounting and auditing.

 REPORTS TO SHAREHOLDERS - The fund's fiscal year ends on August 31. Shareholders are provided at least semi-annually with reports showing the investment portfolio, financial statements and other information. The annual financial statements are audited by the fund's independent auditors, Deloitte & Touche LLP, whose selection is determined annually by the Board of Directors.

 PERSONAL INVESTING POLICY - Capital Research and Management Company and its affiliated companies have adopted a personal investing policy consistent with Investment Company Institute guidelines. This policy includes: a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; pre-clearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; disclosure of personal holdings by certain investment personnel prior to recommendation for purchase for the fund; blackout periods on personal investing for certain investment personnel; ban on short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; and disclosure of personal securities transactions.

 The financial statements including the investment portfolio and the report of Independent Auditors contained in the Annual Report are included in this Statement of Additional Information. The following information is not included in the Annual Report:


DETERMINATION OF NET ASSET VALUE,
REDEMPTION PRICE AND
MAXIMUM OFFERING PRICE PER SHARE--AUGUST 31, 1996

Net asset value and redemption price per share

  (Net assets divided by shares outstanding)              $ 30.77

Maximum offering price per share

  (100/94.25 of net asset value per share

  which takes into account the fund's current

  maximum sales charge)                                   $ 32.65




 REMOVAL OF DIRECTORS BY SHAREHOLDERS - At any meeting of shareholders, duly called and at which a quorum is present, the shareholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any director or directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed directors. The fund has made an undertaking, at the request of the staff of the Securities and Exchange Commission, to apply the provisions of section 16(c) of the 1940 Act with respect to the removal of directors as though the fund were a common-law trust. Accordingly, the directors of the fund shall promptly call a meeting of shareholders for the purpose of voting upon the question of removal of any director when requested in writing to do so by the record holders of not less than 10% of the outstanding shares.

                               INVESTMENT RESULTS

 The fund's yield is 0.69% based on a 30-day (or one month) period ended August 31, 1996, computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

 YIELD = 2[(a-b/cd+1)/6/-1]

Where:  a = dividends and interest earned during the period.

  b = expenses accrued for the period (net of reimbursements).

  c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

  d = the maximum offering price per share on the last day of the period.

 The fund's average annual total return for the one, five and ten-year periods ended on August 31, 1996 were -4.91%, +10.59% and +12.36%, respectively. The average annual total return (T) is computed by using the value at the end of the period (ERV) of a hypothetical initial investment of $1,000 (P) over a period of years (n) according to the following formula as required by the Securities and Exchange Commission: P(1+T)/n/ = ERV.

 The following assumptions will be reflected in computations made in accordance with the formula stated above: (1) deduction of the maximum sales load of 5.75% from the $1,000 initial investment; (2) reinvestment of dividends and distributions at net asset value on the reinvestment date determined by the Board; and (3) a complete redemption at the end of any period illustrated.

 To calculate total return, an initial investment is divided by the offering price (which includes the sales charge) as of the first day of the period in order to determine the initial number of shares purchased. Subsequent dividends and capital gain distributions are then reinvested at net asset value on the reinvestment date determined by the Board of Directors. The sum of the initial shares purchased and shares acquired through reinvestment is multiplied by the net asset value per share as of the end of the period in order to determine ending value. The difference between the ending value and the initial investment divided by the initial investment converted to a percentage equals total return. The resulting percentage indicates the positive or negative investment results that an investor would have experienced from reinvested dividends and capital gain distributions and changes in share price during the period. Total return may be calculated for one year, five years, ten years and for other periods of years. The average annual total return over periods greater than one year also may be computed by utilizing ending values as determined above.

 The fund may also calculate a distribution rate on a taxable and tax equivalent basis. The distribution rate is computed by dividing the dividends paid by the fund over the last 12 months by the sum of the month-end net asset value or maximum offering price and the capital gains paid over the last 12 months. The distribution rate may differ from the yield.

 The fund may include information on its investment results and/or comparisons of its investment results to various unmanaged indices (such as The Dow Jones Average of 30 Industrial Stocks and The Standard & Poor's 500 Stock Composite Index) or results of other mutual funds or investment or savings vehicles in advertisements or in reports furnished to present or prospective shareholders.

 The fund may refer to results compiled by organizations such as CDA Investment Technologies, Ibbotson Associates, Lipper Analytical Services, Morningstar, Inc. and Wiesenberger Investment Companies Services and by the U.S. Department of Commerce. Additionally, the fund may, from time to time, refer to results published in various newspapers or periodicals, including Barrons, Forbes, Fortune, Institutional Investor, Kiplinger's Personal Finance Magazine, Money, U.S. News and World Report and The Wall Street Journal.

 The fund may, from time to time, illustrate the benefits of tax-deferral by comparing taxable investments to investments made through tax-deferred retirement plans.

 The fund may, from time to time, compare its investment results with the Consumer Price Index, which is a measure of the average change in prices over time in a fixed market basket of goods and services (E.G. food, clothing, and fuels, transportation, and other goods and services that people buy for day-to-day living).


GFA vs. Various Unmanaged Indices

10-Year                                                                           Average

Periods                                                                           Savings

9/1 - 8/31              GFA                DJIA/1/            S&P 500/2/          Account/3/



1986 - 1996
                        +221%              +309%              +251%               + 69%

1985 - 1995
                        +309               +386               +311                + 74

1984 - 1994
                        +270               +359               +300                + 83

1983 - 1993
                        +251               +340               +303                + 94

1982 - 1992
                        +312               +441               +405                +106

1981 - 1991
                        +328               +435               +382                +117

1980 - 1990
                        +269               +344               +300                +124

1979 - 1989
                        +445               +400               +398                +125

1978 - 1988
                        +358               +283               +299                +125

1977 - 1987
                        +735               +422               +447                +125

1976 - 1986
                        +600               +234               +299                +124

1975 - 1985
                        +521               +173               +253                +121

1974 - 1984
                        +579               +211               +277                +116

1973#- 1983
                        +464               +151               +175                +106


_________________
# From December 1, 1973

/1/ The Dow Jones Average of 30 Industrial Stocks is comprised of 30 industrial companies such as General Motors and General Electric.

/2/ The Standard & Poor's 500 Stock Composite Index is comprised of industrial, transportation, public utilities and financial stocks and represents a large portion of the value of issues traded on the New York Stock Exchange. Selected issues traded on the American Stock Exchange are also included.

/3/ Based on figures supplied by the U.S. League of Savings Institutions and the Federal Reserve Board which reflect all kinds of savings deposits, including longer-term certificates. Savings accounts offer a guaranteed return of principal, but no opportunity for capital growth. During a portion of the period, the maximum rates paid on some savings deposits were fixed by law.




If you are considering GFA for an

Individual Retirement Account. . .



Here's how much you would have if you had invested $2,000 a year on September 1 of each year in GFA over the past 3, 5 and 10 years:



3 years                     5 years                10 years

(9/1/93-8/31/96)            (9/1/91-8/31/96)       (9/1/86-8/31/96)



$6,820                      $13,284                $38,142





SEE THE DIFFERENCE TIME CAN MAKE IN AN INVESTMENT PROGRAM


                                                               . . . and had taken

                                                               all dividends and

                                                               capital gain

                                                               distributions

                                                               in shares, your

If you had                                                     investment would

invested $10,000                                               have been worth

in GFA this many                                               this much at

years ago . . .                                                     8/31/96

|                                                              |



Number                         Periods

of Years                       9/1  - 8/31                     Value



1                              1995 - 1996                      $9,509

2                              1994 - 1996                      11,938

3                              1993 - 1996                      12,653

4                              1992 - 1996                      15,776

5                              1991 - 1996                      16,545

6                              1990 - 1996                      21,606

7                              1989 - 1996                      19,490

8                              1988 - 1996                      27,167

9                              1987 - 1996                      24,254

10                             1986 - 1996                      32,067

11                             1985 - 1996                      41,270

12                             1984 - 1996                      46,858

13                             1983 - 1996                      47,187

14                             1982 - 1996                      68,962

15                             1981 - 1996                      75,220

16                             1980 - 1996                      84,478

17                             1979 - 1996                      112,797

18                             1978 - 1996                      132,137

19                             1977 - 1996                      214,943

20                             1976 - 1996                      238,316

21                             1975 - 1996                      271,973

22                             1974 - 1996                      337,525

23                             1973#- 1996                      282,323


__________________
#From December 1, 1973

Illustration of a $10,000 investment in GFA with dividends reinvested and capital gain distributions taken in shares (for the period December 1, 1973 through August 31, 1996)

                                   COST OF SHARES
 VALUE OF SHARES



Year           Annual         Dividends      Total          From Initial   From           From           Total
Ended          Dividends      (cumulative)   Investment     Investment     Capital Gains   Dividends      Value
 August 31                                   Cost                          Reinvested     Reinvested



 1974#          -              -              $10,000        $ 7,874        -              -              $  7,874

 1975           $  362         $   362        10,362         9,322         -               $   470        9,792

 1976           283            645            10,645         10,327         -              838            11,165

 1977           -              645            10,645         11,449         -              928            12,377

 1978           254            899            10,899         18,364         -              1,772          20,136

 1979           -              899            10,899         21,519         -              2,076          23,595

 1980           307            1,206          11,206         28,318         -              3,178          31,496

 1981           546            1,752          11,752         31,304         -              4,079          35,383

 1982           1,673          3,425          13,425         32,507         -              6,088          38,595

 1983           2,290          5,715          15,715         44,886         -              11,496         56,382

 1984           1,643          7,358          17,358         43,120         $ 1,064        12,621         56,805

 1985           1,249          8,607          18,607         47,370         1,744          15,379         64,493

 1986           979            9,586          19,586         56,066         7,355          19,541         82,962

 1987           1,354          10,940         20,940         69,339         14,360         26,031         109,730

 1988           1,502          12,442         22,442         56,949         18,289         22,724         97,962

 1989           1,743          14,185         24,185         75,387         28,688         32,432         136,507

 1990           3,611          17,796         27,796         60,251         33,708         29,225         123,184

 1991           3,208          21,004         31,004         73,295         47,920         39,600         160,815

 1992           2,510          23,514         33,514         72,052         55,106         41,545         168,703

 1993           1,454          24,968         34,968         88,758         68,670         52,840         210,268

 1994           929            25,897         35,897         90,294         77,818         54,740         222,852

 1995           1,372          27,269         37,269         108,176        104,252        67,383         279,811

 1996           2,452          29,721         39,721         100,592        116,565        65,166         282,323


The dollar amount of capital gain distributions during the period was $79,079. #From December 1, 1973

EXPERIENCE OF INVESTMENT ADVISER - Capital Research and Management Company manages nine common stock funds that are at least 10 years old. In the rolling 10-year periods since January 1, 1966 (121 in all), those funds have had better total returns than the Standard & Poor's 500 Composite Stock Index in 94 of the 121 periods.

 Note that past results are not an indication of future investment results. Also, the fund has different investment policies than the funds mentioned above. These results are included solely for the purpose of informing investors about the experience and history of Capital Research and Management Company.

DESCRIPTION OF BOND RATINGS

Corporate Debt Securities

 MOODY'S INVESTORS SERVICE, INC. rates the long-term debt securities issued by various entities from "Aaa" to "C" according to quality.

"AAA -- Best quality. These securities carry the smallest degree of investment risk and are generally referred to as 'gilt edge.' Interest payments are protected by a large, or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues."

"AA -- High quality by all standards. They are rated lower than the best bond because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat greater."

"A -- Upper medium grade obligations. These bonds possess many favorable investment attributes. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future."

"BAA -- Medium grade obligations. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well."

"BA -- Have speculative elements; future cannot be considered as well assured. The protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Bonds in this class are characterized by uncertainty of position."

"B -- Generally lack characteristics of the desirable investment; assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small."

"CAA -- Of poor standing. Issues may be in default or there may be present elements of danger with respect to principal or interest."

"CA -- Speculative in a high degree; often in default or have other marked shortcomings."

"C -- Lowest rated class of bonds; can be regarded as having extremely poor prospects of ever attaining any real investment standing."
 STANDARD & POOR'S CORPORATION rates the long-term securities debt of various entities in categories ranging from "AAA" to "D" according to quality.

"AAA -- Highest rating. Capacity to pay interest and repay principal is extremely strong."

"AA -- High grade. Very strong capacity to pay interest and repay principal. Generally, these bonds differ from AAA issues only in a small degree."
"A -- Have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of change in circumstances and economic conditions, than debt in higher rated categories."

"BBB -- Regarded as having adequate capacity to pay interest and repay principal. These bonds normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than for debt in higher rated categories."

"BB, B, CCC, CC, C -- Regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions."

"C1 -- Reserved for income bonds on which no interest is being paid."

"D -- In default and payment of interest and/or repayment of principal is in arrears."

 Subsequent to its purchase by the fund, the rating of an issue of bonds may be changed from the rating required for its purchase, or in the case of an unrated issue of bonds, its credit quality may become equivalent to an issue of bonds ineligible for purchase by the fund. Neither event requires the elimination of such an obligation from the fund's portfolio, but Capital Research and Management Company (the Investment Adviser) will consider such an event in determining whether the fund should continue to hold such an obligation in its portfolio.

THE GROWTH FUND OF AMERICA
INVESTMENT PORTFOLIO, August 31, 1996

                                                                         Percent
                                                                          of Net
                                                                          Assets
                                                                      ----------
Largest Industry Holdings
-----------------------------
Broadcasting & Publishing                                                  12.60%
Electronic Components                                                      12.26%
Business & Public Services                                                  9.86%
Data Processing & Reproduction                                              9.23%
Leisure & Tourism                                                           5.39%
Other Industries                                                           34.33%
Cash & Equivalents                                                         16.33%

Largest Individual Holdings
-------------------------------------
Federal National Mortgage Assn.                                             3.10%
Intel                                                                            2.84
Walt Disney                                                                      2.68
Philip Morris                                                                    2.50
Time Warner                                                                      2.10
News Corp.                                                                       1.91
Viacom                                                                           1.85
Columbia/HCA Healthcare                                                          1.56
America Online                                                                   1.46
Tele-Communications, TCI Group                                                   1.41

THE GROWTH FUND OF AMERICA
INVESTMENT PORTFOLIO, August 31, 1996



                                                                                     Market Percent
EQUITY-TYPE SECURITIES                                                                Value  of Net
(Common & Preferred Stocks)                                               Shares      (000)  Assets
-------------------------------------                                 -----------  -------- ----------
Broadcasting & Publishing- 12.60%
Time Warner Inc.                                                        5,352,000  $178,623    2.10%
News Corp. Ltd. (American Depositary
 Receipts) (Australia)                                                 5,400,000    114,750
News Corp. Ltd., preferred
 (American Depositary Receipts)                                        2,675,000     47,481    1.91
Viacom Inc., Class B/1/                                                5,000,000    157,500    1.85
Tele-Communications, Inc., Series A,  TCI Group/1/                     8,039,300    119,585    1.41
Comcast Corp., Class A special stock                                   4,210,000     67,886
Comcast Corp., Class A                                                 1,680,000     26,670    1.11
Turner Broadcasting System, Inc., Class B                              3,625,000     89,719    1.05
Tele-Communications, Inc., Series A, Liberty Media Group/1/            3,062,325     80,769     .95
E.W. Scripps Co., Class A                                              1,700,000     75,650     .89
Chris-Craft Industries, Inc./1/                                        1,019,500     41,290     .49
US WEST Media Group/1/                                                 1,400,000     25,375     .30
New World Communications Group Inc., Class A/1/                          665,000     15,337     .18
LIN Television Corp./1/                                                  253,000      9,045     .11
Century Communications Corp., Class A/1/                               1,002,550      7,895     .09
Marvel Entertainment Group, Inc./1/                                      877,800      7,571     .09
BHC Communications, Inc., Class A/1/                                      62,840      5,844     .07

Electronic Components- 12.26%
Intel Corp.                                                            3,029,000    241,752    2.84
National Semiconductor Corp./1/                                        6,300,530    115,772    1.36
LSI Logic Corp./1/                                                     4,325,000     94,609    1.11
Texas Instruments Inc.                                                 1,710,000     79,943     .94
Xilinx, Inc./1/                                                        1,700,000     59,500     .70
Seagate Technology/1/                                                  1,200,000     57,600     .68
Adaptec, Inc./1/                                                       1,018,000     50,773     .60
Linear Technology Corp.                                                1,365,100     46,413     .55
Advanced Micro Devices,Inc./1/                                         3,178,600     40,527     .48
ADC Telecommunications, Inc./1/                                          678,000     38,477     .45
Altera Corp./1/                                                          800,000     35,200     .41
Bay Networks, Inc./1/                                                  1,275,000     35,063     .41
Quantum Corp./1/                                                       2,219,400     34,123     .40
Newbridge Networks Corp. (Canada)/1/                                     550,000     31,694     .37
Analog Devices, Inc./1/                                                1,125,000     27,141     .32
AMP Inc.                                                                 400,000     15,300     .18
Tellabs, Inc./1/                                                         235,000     14,893     .18
EMC Corp./1/                                                             600,000     11,550     .14
Western Digital Corp./1/                                                 234,500      8,237     .10
Maxim Integrated Products/1/                                             100,000      3,069     .04

Business & Public Services- 9.86%
Columbia/HCA Healthcare Corp.                                          2,352,500    132,622    1.56
America Online, Inc./1/                                                4,100,400    124,037    1.46
United HealthCare Corp.                                                2,600,000    100,425    1.18
ADT Ltd./1/                                                            3,970,000     77,911     .92
Electronic Data Systems Holding Corp.
(formerly General Motors Corp., Class E)                               1,303,300     71,030     .83
Federal Express Corp./1/                                                 930,000     69,634     .82
Manpower Inc.                                                          1,835,700     65,397     .77
CUC International Inc./1/                                              1,475,000     50,703     .59
Pitney Bowes Inc.                                                        600,000     28,950     .34
USA Waste Services, Inc./1/                                            1,050,000     28,875     .34
Vencor, Inc./1/                                                          561,000     17,601     .21
WMX Technologies, Inc.                                                   500,000     15,813     .19
Apria Healthcare Group Inc./1/                                           600,000     15,150     .18
Value Health, Inc./1/                                                    570,000      9,049     .11
Dun & Bradstreet Corp.                                                   140,000      8,068     .09
PacifiCare Health Systems, Inc., Class B/1/                              100,000      8,050     .09
Ecolab Inc.                                                              250,000      7,594     .09
Oxford Health Plans, Inc./1/                                             159,600      7,302     .09

Data Processing & Reproduction- 9.23%
Oracle Corp./1/                                                        3,196,450    112,675    1.32
Silicon Graphics, Inc./1/                                              3,940,000     91,605    1.07
Digital Equipment Corp./1/                                             2,200,000     84,975    1.00
Solectron Corp./1/                                                     1,836,600     68,643     .81
Dell Computer Corp./1/                                                 1,000,000     67,125     .79
Informix Corp./1/                                                      2,271,900     51,118     .60
Adobe Systems Inc.                                                     1,445,000     50,394     .59
International Business Machines Corp.                                    400,000     45,750     .54
Hewlett-Packard Co.                                                      800,000     35,000     .40
Sybase, Inc./1/                                                        1,675,000     26,983     .32
Electronic Arts/1/                                                       814,000     25,132     .30
Compaq Computer Corp./1/                                                 400,000     22,650     .27
Cisco Systems, Inc./1/                                                   400,000     21,100     .25
Autodesk, Inc.                                                           750,000     17,250     .20
Tandem Computers Inc./1/                                               1,540,000     16,170     .19
Acclaim Entertainment, Inc./1/                                         1,325,000     10,766     .13
3Com Corp./1/                                                            200,000      9,350     .11
Compuware Corp./1/                                                       200,000      8,600     .10
Apple Computer, Inc.                                                     300,000      7,275     .09
Mentor Graphics Corp./1/                                                 515,000      7,049     .08
Compuserve Corp./1/                                                      500,000      6,063     .07

Leisure & Tourism- 5.39%
Walt Disney Co.                                                        4,002,466    228,141    2.68
MGM Grand, Inc./1/                                                     1,840,000     69,460     .82
Harrah's Entertainment, Inc./1/                                        2,560,000     48,640     .57
King World Productions, Inc./1/                                        1,350,000     47,588     .56
Promus Hotel Corp./1/                                                    735,800     22,166     .26
Carnival Corp., Class A                                                  725,000     20,481     .24
Mirage Resorts, Inc./1/                                                  600,000     13,950     .16
Marriot International, Inc.                                              150,000      8,231     .10

Financial Services- 4.32%
Federal National Mortgage Assn.                                        8,500,000    263,500    3.10
Capital One Financial Corp.                                            1,738,000     52,357     .62
Student Loan Marketing Assn.                                             450,000     33,131     .39
Federal Home Loan Mortgage Corp.                                         212,600     18,789     .21

Telecommunications- 3.50%
AirTouch Communications/1/                                             2,650,000     72,875
AirTouch Communications, Class B convertible preferred                   241,669      6,948
6.00% Series 1996/1/
AirTouch Communications, Class C convertible preferred
4.25% Series 1996/1/                                                     155,205      7,392    1.02
MCI Communications Corp.                                               3,375,000     84,797    1.00
Vodafone Group PLC (American Depositary Receipts)
 (United Kingdom)                                                      1,220,000     46,208     .54
MFS Communications Co., Inc./1/                                          950,000     40,256     .47
AT&T Corp.                                                               500,000     26,250     .31
Telefonos de Mexico, SA de CV, Class L (American
 Depositary Receipts) (Mexico)                                           412,000     13,545     .16

Beverages & Tobacco- 2.64%
Philip Morris Companies Inc.                                           2,375,000    213,156    2.50
PepsiCo, Inc.                                                            400,000     11,500     .14

Health & Personal Care- 2.60%
Nellcor Puritan Bennett Inc./1/                                        1,700,000     43,775     .51
Forest Laboratories, Inc./1/                                           1,000,000     41,125     .48
NeXstar Pharmaceuticals, Inc./1/                                       1,000,000     22,000     .26
Genetics Institute, Inc./1/                                              333,000     20,646     .24
Pfizer Inc.                                                              200,000     14,200     .17
MedImmune, Inc./1/                                                     1,000,100     14,001     .16
Kimberly-Clark Corp                                                      175,000     13,716     .16
Alza Corp./1/                                                            500,000     13,688     .16
Guidant Corp.                                                            240,000     12,180     .14
Pharmacia & Upjohn, Inc.                                                 290,000     12,180     .14
Omnicare, Inc.                                                           360,000      8,820     .10
Gensia Pharmaceuticals, Inc./1/                                        1,332,202      6,744     .08

Merchandising- 2.33%
Wal-Mart Stores, Inc.                                                  1,750,000     46,375     .54
Limited Inc.                                                           2,100,000     38,850     .46
Circuit City Stores, Inc.                                              1,200,000     37,800     .44
Home Shopping Network, Inc./1/                                         2,656,100     28,553     .34
Sports Authority, Inc./1/                                                562,500     13,430     .16
Intimate Brands, Inc.,  Class A                                          600,000     12,000     .14
Cardinal Health, Inc., Class A                                           150,000     11,006     .13
Toys 'R' Us, Inc./1/                                                     350,000     10,325     .12

Transportation: Airlines- 2.03%
AMR Corp./1/                                                             860,000     70,520     .83
Southwest Airlines Co.                                                 2,856,450     65,341     .77
Delta Air Lines, Inc.                                                    515,000     36,501     .43

Banking- 1.50%
Citicorp                                                                 800,000     66,600     .78
PNC Bank Corp.                                                           600,000     18,750     .22
BankAmerica Corp.                                                        220,000     17,050     .20
First Security Corp.                                                     543,750     14,817     .17
Commerce Bancshares, Inc.                                                303,187     11,066     .13

Recreation & Consumer Products- 1.49%
Mattel, Inc.                                                           4,296,875    113,330    1.33
Hasbro, Inc.                                                             265,000      9,739     .11
Duracell International Inc.                                              100,000      4,513     .05

Insurance- 1.42%
EXEL Ltd. (Incorporated in Bermuda)                                    2,480,000     83,080     .98
CNA Financial Corp./1/                                                   159,800     16,060     .19
NAC Re Corp.                                                             350,000     13,213     .16
Everest Reinsurance Holdings, Inc.
(formerly Prudential Reinsurance Holdings Ltd.)                          350,000      8,531     .09

Machinery & Engineering- 1.41%
Thermo Electron Corp./1/                                               2,175,000     86,184    1.01
Caterpillar Inc.                                                         500,000     34,438     .40


Energy Equipment- 1.34%
Schlumberger Ltd. (Netherlands Antilles)                                 541,000     45,647     .54
Sonat Offshore Drilling Inc.                                             600,000     32,775     .39
Transocean Drilling AS (Norway)/1/                                       809,000     21,511     .25
Dresser Industries, Inc.                                                 500,000     14,500     .16

Electrical & Electronic Instruments- 1.25%
General Instrument Corp./1/                                            1,384,000     37,887     .45
Telefonaktiebolaget LM Ericsson, Class B
 (American Depositary Receipts) (Sweden)                               1,412,500     32,576     .38
Nokia Corp., Class A
 (American Depositary Receipts) (Finland)                                750,000     31,688     .37
Lucent Technologies Inc.                                                 120,000      4,425     .05

Chemicals- 1.16%
A. Schulman, Inc.                                                      1,522,500     33,114     .39
Great Lakes Chemical Corp.                                               470,000     27,025     .32
H.B. Fuller Co.                                                          550,000     19,456     .23
Air Products and Chemicals, Inc.                                         225,000     12,319     .14
Loctite Corp.                                                            150,000      6,581     .08

Utilities: Electric & Gas- 0.98%
Columbia Gas System, Inc.                                                756,400     42,547     .50
K N Energy, Inc.                                                         800,000     27,499     .32
PanEnergy Corp.                                                          400,000     13,249     .16

Multi-Industry- 0.45%
U.S. Industries, Inc./1/                                               1,475,000     37,980     .45

Miscellaneous Materials & Commodities- 0.36%
Potash Corp. of Saskatchetwan Inc. (Canada)                              400,000     30,399     .36

Electronic Instruments- 0.31%
Applied Materials, Inc./1/                                             1,100,000     26,674     .31

Transportation: Rail- 0.14%
Conrail, Inc.                                                            180,000     12,262     .14

Energy Sources- 0.07%
NGC Corp.                                                                400,000      6,049     .07

Transportation: Shipping- 0.04%
Overseas Shipholding Group, Inc.                                         200,000      3,749     .04


Other equity-type securities in initial period of                                    424,520   4.99
 acquisition                                                                     ---------------------

TOTAL EQUITY-TYPE SECURITIES (cost: $5,208,254,000)                                7,121,450  83.67
                                                                                 ---------------------

                                                                       Principal
                                                                          Amount
SHORT-TERM SECURITIES                                                      (000)
-------------------------------------                                   --------
Corporate Short-Term Notes- 14.82%
Raytheon Co. 5.25%-5.27% due 9/5-10/15/96                               $146,500     145,852   1.71
International Lease Finance Corp. 5.27%-5.31% due 9/3-11/19/96            90,971      90,331   1.06
J.C. Penney Funding Corp. 5.27%-5.40% due 9/12-11/8/96                    89,500      88,891   1.04
Hewlett-Packard Co. 5.27%-5.42% due 9/23-11/13/96                         81,400      80,836    .95
Gannett Co. Inc. 5.47%-5.48% due 10/8-10/18/96 /2/                        75,000      74,504    .88
National Rural Utilities Cooperative Finance Corp.
 5.26%-5.39% due 9/25-10/30/96                                            72,000      71,526    .84
Safeco Credit Co. Inc. 5.27%-5.39% due 9/23-11/18/96                      65,500      65,014    .76
American Express Credit Corp. 5.29%-5.33% due 9/16-10/29/96               63,600      63,182    .74
Xerox Corp. 5.28%-5.40% due 9/6-11/4/96                                   60,700      60,428    .71
Eli Lilly and Co. 5.27%-5.43% due 9/16-10/21/96                           59,800      59,469    .70
Monsanto Co. 5.28%-5.40% due 9/18-10/16/96 /2/                            58,800      58,546    .69
Walt Disney Co. 5.23%-5.32% due 9/4-11/4/96                               56,300      55,920    .66
H. J. Heinz Co. 5.27%-5.30% due 9/5-10/10/96                              56,006      55,804    .66
A.I. Credit Corp. 5.27%-5.43% due 9/6-10/7/96                             49,600      49,523    .58
Weyerhaeuser Co. 5.27%-5.30% due 10/2-10/21/96                            45,300      45,018    .53
CIT Group Holdings, Inc. 5.35% due 9/19/96                                39,800      39,688    .47
Kimberly-Clark Corp. 5.27%-5.34% due 9/18-10/29/96                        36,500      36,308    .43
Pitney Bowes Credit Corp. 5.26%-5.44% due 10/15-11/12/96                  27,300      27,073    .32
IBM Credit Corp. 5.29% due 10/24/96                                       25,300      25,099    .29
Yale University 5.33%-5.35% due 9/4-11/25/96                              25,000      24,804    .29
Ford Motor Credit Co. 5.44% due 10/4/96                                   22,700      22,576    .27
Procter & Gamble Co. 5.27% due 11/14/96                                   20,800      20,569    .24
                                                                                 ---------------------
                                                                                   1,260,961   14.82
                                                                                 ---------------------
Federal Agency Short-Term Obligations- 1.52%
Federal National Mortgage Assn. 5.265%-5.35%
 due 9/17-11/26/96                                                        77,900     77,382     .91
Federal Home Loan Bank 5.24%-5.35%
 due 10/22-11/20/96                                                       52,160     51,716     .61
                                                                                 ---------------------
                                                                                     129,098    1.52
                                                                                 ---------------------

TOTAL SHORT-TERM SECURITIES (cost: $1,390,077,000)                                 1,390,059  16.34
                                                                                 ---------------------
TOTAL INVESTMENT SECURITIES (cost: $6,598,331,000)                                 8,511,509 100.01
                                                                                 ---------------------
Excess of payables over cash and receivables                                             797    .01
                                                                                 ---------------------
NET ASSETS                                                                       $8,510,712  100.00%
                                                                                 ========== =======

/1/Non-income-producing securities
/2/Purchased in a private placement transaction; resale to the public may require registration or sale only to qualified institutional buyers.

See Notes to Financial Statements

The descriptions of the companies shown in the portfolio, which were obtained from published reports and other sources believed to be reliable, are supplemental and are not covered by the Independent Auditors' Report.

-----------------------------
Equity-type securities
 appearing in the portfolio
 since February 29, 1996
-----------------------------
Adaptec
Altera
Alza
Applied Materials
Cardinal Health
Circuit City Stores
Columbia Gas System
Compuserve
Dresser Industries
EMC
General Instrument
Genetics Institute
Informix
Intimate Brands
King World Productions
K N Energy
Limited
Linear Technology
Lucent Technologies
Maxim Integrated Products
MFS Communications
NeXstar Pharmaceuticals
NGC
Omnicare
PacifiCare Health System
PanEnergy
Sports Authority
3Com
US West Media Group
Vencor
Western Digital
Xilinx


-------------------------------
Equity-type securities
 eliminated from the portfolio
 since February 29, 1996
-------------------------------
AMBAC
Bausch & Lomb
Cellular Communications
Cellular Communications of Puerto Rico
Circus Circus Enterprises
Coram Healthcare
Cyrix
FHP International
Fruit of the Loom
Grand Casinos
Litton Industries
Mercury General
Michaels Stores
Nintendo
Noble Affiliates
Northern Trust
Olsten
Perrigo
Progressive
Pyxis
Rayonier
Southern Pacific Rail
Telephone and Data Systems
Tenneco
TIG Holdings
U.S. Healthcare
WMS Industries

The Growth Fund of America
Financial Statements
----------------------------------------------   --------------------------------
Statement of Assets and Liabilities                                  (dollars in
at August 31, 1996                                                    thousands)
----------------------------------------------   --------------------------------
Assets:
Investment securities at market
 (cost: $6,598,331)                                                   $8,511,509
Cash                                                                         314
Receivables for-
 Sales of investments                                    $15,005
 Sales of fund's shares                                   12,007
 Dividends and accrued interest                            2,486          29,498
                                                 --------------------------------
                                                                       8,541,321
Liabilities:
Payables for-
 Purchases of investments                                 16,212
 Repurchases of fund's shares                              7,824
 Management services                                       2,672
 Accrued expenses                                          3,901          30,609
                                                 --------------------------------
Net Assets at August 31, 1996-
 Equivalent to $30.77 per share on
 276,596,692 shares of $0.10 par value
 capital stock outstanding (authorized
 capital stock--400,000,000 shares)                                   $8,510,712
                                                                 ================

----------------------------------------------   --------------------------------

Statement of Operations                                              (dollars in
for the year ended August 31, 1996                                    thousands)
----------------------------------------------   --------------------------------
Investment Income:
Income:
 Dividends                                            $   47,741
 Interest                                                 81,413       $ 129,154
                                                 ----------------
Expenses:
 Management services fee                                  30,625
 Distribution expenses                                    19,612
 Transfer agent fee                                        8,079
 Reports to shareholders                                     633
 Registration statement and prospectus                       785
 Postage, stationery and supplies                          1,123
 Directors' fees                                             131
 Auditing and legal fees                                      53
 Custodian fee                                               215
 Taxes other than federal income tax                           2
 Other expenses                                               94          61,352
                                                 --------------------------------
 Net investment income                                                    67,802
                                                                 ----------------
Realized Gain and Unrealized
 Appreciation on Investments:
Net realized gain                                                        583,665
Net change in unrealized appreciation:
 Beginning of year                                     2,516,141
 End of year                                           1,913,178        (602,963)
                                                 --------------------------------
 Net realized gain and unrealized depreciation
  on investments                                                         (19,298)
                                                                 ----------------
Net Increase in Net Assets Resulting
 from Operations                                                      $   48,504
                                                                 ================



----------------------------------------------   --------------------------------
Statement of Changes in Net Assets                    Year ended       August 31
(dollars in thousands)                                      1996            1995
----------------------------------------------   --------------------------------
Operations:
Net investment income                              $      67,802    $     54,090
Net realized gain on investments                         583,665         353,525
Net unrealized appreciation (depreciation)
 on investments                                         (602,963)      1,054,869
                                                 --------------------------------
 Net increase in net assets
  resulting from operations                               48,504       1,462,484
                                                 --------------------------------

Dividends and Distributions Paid to
 Shareholders:
Dividends from net investment income                     (68,664)        (33,653)
Distributions from net realized gain on
 investments                                            (537,427)       (205,865)
                                                 --------------------------------
 Total dividends and distributions                      (606,091)       (239,518)
                                                 --------------------------------

Capital Share Transactions:
Proceeds from shares sold: 88,063,294
 and 69,486,188 shares, respectively                   2,814,262       1,994,344
Proceeds from shares issued in reinvestment
 of net investment income dividends and
 distributions of net realized gain on
 investments: 19,284,224 and 9,099,784 shares,
 respectively                                            580,427         229,196
Cost of shares repurchased: 58,145,510
 and 47,721,869 shares, respectively                  (1,851,280)     (1,349,094)
                                                 --------------------------------

 Net increase in net assets resulting from
  capital share transactions                           1,543,409         874,446
                                                 --------------------------------

Total Increase in Net Assets                             985,822       2,097,412

Net Assets:
Beginning of year                                      7,524,890       5,427,478
                                                 --------------------------------
End of year (including undistributed
 net investment income: $38,609
 and $39,471, respectively)                          $ 8,510,712      $7,524,890
                                                 ================================

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

1. The Growth Fund of America, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund invests in a wide range of companies that appear to offer superior opportunities for growth of capital. The following paragraphs summarize the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

  Equity-type securities traded on a national securities exchange (or reported on the NASDAQ national market) and securities traded in the over-the-counter market are stated at the last-reported sales price on the day of valuation; other securities, and securities for which no sale was reported on that date, are stated at the last quoted bid price. Short-term securities with original or remaining maturities in excess of 60 days are valued at the mean of their quoted bid and asked prices. Short-term securities with 60 days or less to maturity are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Valuation Committee of the Board of Directors.

  As is customary in the mutual fund industry, securities transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses from securities transactions are reported on an identified cost basis. Dividend and interest income is reported on the accrual basis. Discounts on securities purchased are amortized over the life of the respective securities. The fund does not amortize premiums on securities purchased. Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

  Investment securities and other assets and liabilities denominated in non-U.S. currencies are recorded in the financial statements after translation into U.S. dollars utilizing rates of exchange on the last business day of the year. Purchases and sales of investment securities, income and expenses are calculated using the prevailing exchange rate as accrued. The effects of changes in foreign currency exchange rates on investment securities are included with the net realized and unrealized gain or loss on investment securities.

  Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $215,000 includes $159,000 that was paid by these credits rather than in cash.

2. It is the fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

    As of August 31, 1996, net unrealized appreciation on investments for book and federal income tax purposes aggregated $1,913,178,000 of which $2,237,863,000 related to appreciated securities and $324,685,000 related to depreciated securities. There was no difference between book and tax realized gains on securities transactions for the year ended August 31, 1996. The cost of portfolio securities for book and federal income tax purposes was $6,598,331,000 at August 31, 1996.

3. The fee of $30,625,000 for management services was paid pursuant to an agreement with Capital Research and Management Company (CRMC), with which certain officers and Directors of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.50% of the first $1 billion of net assets; 0.40% of such assets in excess of $1 billion but not exceeding $2 billion; 0.37% of such assets in excess of $2 billion but not exceeding $3 billion; 0.35% of such assets in excess of $3 billion but not exceeding $5 billion; 0.335% of such assets in excess of $5 billion but not exceeding $8 billion; and 0.325% of such assets in excess of $8 billion.

  Pursuant to a Plan of Distribution, the fund may expend up to 0.25% of its average net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved by the fund's Board of Directors. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. During the year ended August 31, 1996, distribution expenses under the Plan were $19,612,000. As of August 31, 1996, accrued and unpaid distribution expenses were $3,663,000.

  American Funds Service Company (AFS), the transfer agent for the fund, was paid a fee of $8,079,000. American Funds Distributors, Inc. (AFD), the principal underwriter of the fund's shares, received $7,465,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's shares. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying statement of operations.

  Directors of the fund who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of August 31, 1996, aggregate amounts deferred and earnings thereon were $202,000.

  CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Certain Directors and officers of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.

4. As of August 31, 1996, accumulated undistributed net realized gain on investments was $372,226,000 and additional paid-in capital was $6,159,043,000.

  The fund made purchases and sales of investment securities excluding short-term securities, of $2,890,045,000 and $1,901,258,000 respectively, during the year ended August 31, 1996.

  Net realized currency losses on dividends were $4,000 for the year ended August 31, 1996.

Per-Share Data and Ratios
                                             Year    ended   August         31

                                             1996     1995     1994      1993     1992
                                          -------  -------  ------- ---------  -------
Net Asset Value, Beginning of Year         $33.09   $27.62   $27.15    $22.04   $22.42
                                          -------  -------  ------- ---------  -------
 Income from Investment Operations:
  Net investment income                       .26      .25      .13       .13      .23
  Net realized and unrealized gain (loss)
   on investments                            (.02)    6.43     1.43      5.26      .81
                                          -------  -------  ------- ---------  -------
   Total income from
 investment operations                        .24     6.68     1.56      5.39     1.04
                                          -------  -------  ------- ---------  -------
 Less Distributions:
  Dividends from net investment income       (.29)    (.17)    (.12)     (.19)    (.35)
  Distributions from net realized gains     (2.27)   (1.04)    (.97)     (.09)   (1.07)
                                          -------  -------  ------- ---------  -------
   Total distributions                      (2.56)   (1.21)   (1.09)     (.28)   (1.42)
                                          -------  -------  ------- ---------  -------
Net Asset Value, End of Year               $30.77   $33.09   $27.62    $27.15   $22.04
                                          =======  =======  ======= ========= ========

Total Return/1/                               .90%   25.56%    5.98%    24.64%    4.91%


Ratios/Supplemental Data:
  Net assets, end of year (in millions)    $8,511   $7,525   $5,427    $5,018   $3,700
  Ratio of expenses to average net
 assets                                       .74%     .75%    .78%      .77%     .79%
  Ratio of net income to average net
 assets                                       .82%     .90%    .49%       .56%    1.11%
  Average commissions paid/2/            5.62 cent5.94 cent6.05 cent6.82 cents6.94 cents
  Portfolio turnover rate                  27.95%   26.90%   24.77%    25.23%   10.64%


/1/Calculated without
 deducting a sales charge.  The
 maximum sales charge is 5.75% of
 the fund's offering price.

/2/Brokerage commissions paid on
 portfolio transactions increase
 the cost of securities purchased
 or reduce the proceeds of securities
 sold, and are not reflected in the
 fund's statement of operations.
 Shares traded on a principal basis, such as most over-the-counter and fixed-income transactions, are excluded.

Independent Auditors' Report

To the Board of Directors and Shareholders of The Growth Fund of America, Inc.:

     We have audited the accompanying statement of assets and liabilities of The Growth Fund of America,Inc.,including the schedule of portfolio investments,as of August 31,1996,and the related statement of operations for the year then ended,the statement of changes in net assets for each of the two years in the period then ended,and the per-share data and ratios for each of the five years in the period then ended. These financial statements and the per-share data and ratios are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the per-share data and ratios based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per-share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at August 31, 1996 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other procedures. An audit also includes assessing the accounting principles used and significant estimates made by management,as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and per-share data and ratios referred to above present fairly, in all material respects, the financial position of The Growth Fund of America, Inc. at August 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

[signature: Deloitte & Touche LLP]
Los Angeles, California

September 27, 1996